UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31, 2019


Date of reporting period:  November 1, 2018 through October 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                  Pioneer High
                                  Yield Fund

--------------------------------------------------------------------------------
                                  Annual Report | October 31, 2019
--------------------------------------------------------------------------------

                                  Ticker Symbols:

                                  Class A   TAHYX
                                  Class C   PYICX
                                  Class R   TYHRX
                                  Class Y   TYHYX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         40

Notes to Financial Statements                                                48

Report of Independent Registered Public Accounting Firm                      65

Additional Information                                                       67

Approval of Investment Management Agreement                                  68

Trustees, Officers and Service Providers                                     73

                            Pioneer High Yield Fund | Annual Report | 10/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer High Yield Fund | Annual Report | 10/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                            Pioneer High Yield Fund | Annual Report | 10/31/19 3

Portfolio Management Discussion | 10/31/19

In the following interview, portfolio managers Andrew Feltus and Matthew Shulkin discuss the factors that influenced Pioneer High Yield Fund's performance for the 12-month period ended October 31, 2019. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer, and Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi Pioneer*, are responsible for the daily management of the Fund.

Q How did the Fund perform during the 12-month period ended October 31, 2019?

A Pioneer High Yield Fund's Class A shares returned 7.82% at net asset value during the 12-month period ended October 31, 2019, while the Fund's benchmarks, the ICE Bank of America Merrill Lynch (ICE BofA ML) U.S. High Yield Index (the high-yield index) and the ICE BofA ML All-Convertibles Speculative Quality Index, returned 8.32% and 15.28%, respectively. During the same period, the average return of the 708 mutual funds in Morningstar's High Yield Bond Funds category was 7.14%.

Q Could you please describe the market environment for high yield bonds during the 12-month period ended October 31, 2019?

A Late 2018 saw investor sentiment for riskier assets weaken based on a range of concerns, including U.S.-China trade tensions, softening economic growth overseas, Italy's budget crisis, and geopolitical uncertainty. In mid-December 2018, the U.S. Federal Reserve (Fed) met expectations and raised its short-term rate target to the 2.25% to 2.50% range, its fourth rate increase during calendar year 2018. The Fed also noted the potential for two additional rate hikes in 2019. In combination with signs of slowing global economic growth and yet another setback in negotiations to avoid a chaotic exit by the United Kingdom from the European Union ("Brexit"), fears that the Fed would overshoot and raise interest rates too much led to a spike in volatility in the market for riskier assets.

      During December 2018, the 10-year Treasury yield declined from 3.01% to 2.69% as investors sought a "safe haven" from the market turmoil. Energy-related issues, in particular, were battered, as crude oil prices plunged over the fourth quarter due to concerns about a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.

* Mr. Monaghan became a portfolio manager on the Fund effective September 30, 2019.

4 Pioneer High Yield Fund | Annual Report | 10/31/19

      Risk-oriented assets rebounded sharply in January of 2019, however, as the Fed pivoted from its tightening stance on monetary policy to a less-aggressive stance, indicating that it was leaning toward putting future rate increases on pause, while also announcing an early end to its balance-sheet reduction program.

      At the same time, weak economic data out of the euro zone and China led to renewed monetary accommodation from the European Central Bank and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost investor sentiment towards the credit markets. While the overall pace of gains moderated and there was some interim market volatility, credit-sensitive assets continued to outperform less-risky investments as the 12-month-period progressed.

      Over the final six months of the period, the Treasury yield curve continued to move lower, the result of a mid-year shift to an easing of monetary policy by the Fed and a "flight to safety" driven by geopolitical headlines, including those pertaining to the U.S.-China trade dispute, Brexit, and a September attack on Saudi Arabian oil facilities. Against a backdrop of slowing economic growth and low inflation, the Fed cut short-term interest rates by a quarter point three times before the end of the period, on July 31, September 19, and October 30, bringing the benchmark federal funds target rate down to a range of 1.50% to 1.75% . In addition, the market appeared to expect two or three additional Fed interest-rate cuts by the middle of 2020.

      For the 12-month period ended October 31, 2019, the yield on the benchmark 10-year U.S. Treasury note declined from 3.15% to 1.69%, touching a low of 1.47% in late August and early September, while the two-year Treasury yield declined from 2.87% to 1.52% . Beginning in August 2019, there were periods when the yield curve became inverted, meaning that along some portion of the curve, yields for longer maturities were lower than those for shorter maturities. The historical perception of an inverted yield curve is that it foreshadows a recession, and so that occurrence only served to increase uncertainty in the credit markets.

      Despite the occasional setbacks, returns in the fixed-income markets were strong overall for the full 12-month period, with performance supported by the notable decline in Treasury yields, signs that economic growth in the U.S. would remain positive, and the rebound in credit-market sentiment from the oversold conditions seen in the fourth quarter of 2018. Within high-yield corporates, higher-rated issues notably outperformed, while returns for issues rated CCC and lower were in negative territory.

                            Pioneer High Yield Fund | Annual Report | 10/31/19 5

Q Can you discuss the factors that had the biggest effects on the Fund's benchmark-relative returns, either positively or negatively, during the 12-month period ended October 31, 2019?

A The Fund's performance was positive for the 12-month period, though it slightly lagged the return of the high-yield index. In general, detractors from the Fund's benchmark-relative performance included a portfolio underweight to BB-rated debt, security selection results within the telecommunications sector, and allocations to insurance-linked securities
      (ILS) and floating-rate bank loans.

      Security selection results within telecommunications lagged the broader sector and detracted from benchmark-relative returns, with the Fund's holdings of wireline companies driving the underperformance. Exposure to ILS, which are sponsored by property-and-casualty insurers to help mitigate the risk of having to pay out claims in the wake of a natural disaster, weighed modestly on the Fund's relative returns for the 12-month period, as the asset class struggled in the wake of a number of catastrophes over the second half of 2018, including typhoons in Japan, hurricanes that affected the Southeastern U.S. and the Carolinas, and the worst California wildfire season on record. A portfolio allocation to floating-rate bank loans also detracted from the Fund's relative returns as the segment underperformed high-yield corporates over the 12-month period. With regard to quality, during a period that saw higher-rated debt outperform, the Fund's underweight to BB-rated securities detracted from relative results.

      On the positive side, security selection within the Fund's core allocation to high-yield bonds was generally strong during the 12-month period. At the sector level, positive contributions to the Fund's benchmark-relative returns were led by energy holdings, where our focus on owning higher-quality issues notably aided performance against a backdrop of oil-price volatility. In particular, the Fund was underweight to the more oil price-sensitive exploration-and-production (E&P) segment of the sector, and overweight to the more stable midstream segment, with the overriding goal of keeping the Fund's crude oil sensitivity in line with that of the benchmark, while striving to generate positive relative performance through good security selection. Another solid sector for the Fund during the period was basic materials, where a portfolio overweight as well as positioning aided benchmark-relative performance. Specifically, the portfolio's overweight exposure to homebuilders and chemical companies, along with an

6 Pioneer High Yield Fund | Annual Report | 10/31/19 underweight to metals & mining issuers proved beneficial for relative returns within the sector. In addition, strong security selection results within health care more than offset the slight negative impact of the Fund's overweight to the sector.

      We typically augment the Fund's high-yield bond market exposure by taking positions in other debt categories that we believe complement the core high-yield holdings, increase portfolio diversification**, and have potential for solid risk-reward profiles. ILS and floating-rate bank loans, mentioned earlier as performance detractors, were part of this exposure during the 12-month period, but on the positive side, the portfolio's allocation to equity-linked securities aided benchmark-relative performance, led by convertible bond holdings.

      From a quality perspective, the Fund's underweight to issues rated CCC and below, which underperformed during the 12-month period, contributed positively to relative returns.

      With regard to individual securities held in the portfolio, detractors from the Fund's benchmark-relative performance included a position in the high-yield debt of logistics-services provider Syncreon Global, as the company filed for bankruptcy due to a combination of lost customers and cost overruns on a reorganization plan. Additionally, an overweight position in the bonds of Whiting Petroleum weighed on the Fund's relative returns, as investor sentiment with respect to more market-sensitive E&P companies came under increased pressure due to concerns about the demand outlook for oil as well as the ability of those companies to generate cash flow.

      Positive individual contributors to the Fund's benchmark-relative results during the 12-month period included an overweight position in Bausch Health Companies (formerly Valeant Pharmaceuticals), an aggressive acquirer of drug companies that fared well as it continued to de-leverage. An overweight position in homebuilder Beazer Homes was another positive contributor to the Fund's relative returns, as the company reported better-than-expected results supported by continued growth in the housing market throughout the 12-month period. Within the Fund's allocation to convertible securities, exposure to The Medicines Company aided benchmark-relative performance as our investment thesis that the pharmaceutical company would eventually be acquired began to play out during the 12-month period, with management announcing plans for a sale and reports of interested buyers.

**    Diversification does not assure a profit nor protect against loss.

                            Pioneer High Yield Fund | Annual Report | 10/31/19 7

Q Can you discuss the factors that affected the Fund's distributions*** to shareholders, either positively or negatively, during the 12-month period ended October 31, 2019?

A The Fund's distributions to shareholders remained relatively stable over the 12-month period. While the portfolio's positions in convertible securities and common stocks resulted in a lower yield versus a portfolio composed entirely of high-yield bonds, we view those allocations as helping to improve the Fund's total-return profile.

Q What role did derivatives play in the Fund's investment process and results during the 12-month period ended October 31, 2019?

A We utilized credit-default-swap index contracts in order to maintain the desired level of portfolio exposure to the high-yield market during the 12-month period, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated redemptions. The strategy had a neutral effect on the Fund's performance.

Q     What is your assessment of the current climate for high-yield investing?

A Based on historical averages, high-yield valuations are relatively rich, and while we do not view current valuations as extreme, given our expectations for a continued low default rate and a strong technical backdrop, we have a somewhat cautious stance on adding credit risk to the portfolio. However, if credit spreads widen due to market volatility that is not rooted in real economic weakness, we would consider increasing the portfolio's credit-market exposure. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      We believe the greatest threat to high-yield returns is a recession that increases economic stress on leveraged issuers, which could lead to a spike in defaults. However, that is not our base scenario, which is instead for slow, but steady economic growth over the next several quarters. Those who anticipate a near-term recession frequently note that economic expansions do not last forever. From our perspective, we are less concerned with the age of the economic expansion than with the potential spread of global manufacturing weakness into the broader U.S. economy. The length of any particular economic expansion is always unpredictable, and many analysts have been claiming for years that we are "in the 9th inning" of the current expansion. For the moment, however, the risks to global economic growth from an uncontrolled trade war seem to have receded.

***   Distributions are not guaranteed.

8 Pioneer High Yield Fund | Annual Report | 10/31/19

      We see near-term high-yield performance as most likely to be driven by the coupon component of return as opposed to further spread tightening. In addition, under conditions of tight spreads, investor jitters over any sign of recession, and elevated geopolitical uncertainty, we expect to see continued performance dispersion among individual issuers within the high-yield asset class. As a result, we view security selection as having even greater importance in the current environment.

Please refer to the Schedule of Investments on pages 19-39 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

                            Pioneer High Yield Fund | Annual Report | 10/31/19 9

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer High Yield Fund | Annual Report | 10/31/19

Portfolio Summary | 10/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           83.1%
Senior Secured Floating Rate Loan Interests                                4.2%
Convertible Corporate Bonds                                                4.1%
U.S. Government and Agency Obligations                                     4.0%
Insurance-Linked Securities                                                3.4%
Collateralized Mortgage Obligations                                        0.5%
Common Stocks                                                              0.3%
Convertible Preferred Stocks                                               0.3%
Asset Backed Securities                                                    0.1%
Rights/Warrants                                                            0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bill, 11/12/19                                                      3.16%
-------------------------------------------------------------------------------------------
 2. Sprint Corp., 7.25%, 9/15/21                                                      2.37
-------------------------------------------------------------------------------------------
 3. Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)                        0.88
-------------------------------------------------------------------------------------------
 4. Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                       0.87
-------------------------------------------------------------------------------------------
 5. American Axle & Manufacturing, Inc., 6.25%, 3/15/26                               0.87
-------------------------------------------------------------------------------------------
 6. Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                                       0.85
-------------------------------------------------------------------------------------------
 7. Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                              0.85
-------------------------------------------------------------------------------------------
 8. U.S. Treasury Bills, 11/19/19                                                     0.82
-------------------------------------------------------------------------------------------
 9. Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)                                   0.82
-------------------------------------------------------------------------------------------
10. MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                           0.81
-------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 11

Prices and Distributions | 10/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                10/31/19               10/31/18
--------------------------------------------------------------------------------
       A                    $ 9.58                 $ 9.37
--------------------------------------------------------------------------------
       C                    $ 9.79                 $ 9.57
--------------------------------------------------------------------------------
       R                    $10.84                 $10.61
--------------------------------------------------------------------------------
       Y                    $ 9.59                 $ 9.38
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18-10/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net
                   Investment         Short-Term           Long-Term
      Class         Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A            $0.4988             $ --                 $ --
--------------------------------------------------------------------------------
       C            $0.4292             $ --                 $ --
--------------------------------------------------------------------------------
       R            $0.5194             $ --                 $ --
--------------------------------------------------------------------------------
       Y            $0.5259             $ --                 $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 13-16.

12 Pioneer High Yield Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America
(BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2019)
---------------------------------------------------------------
                                    ICE          ICE
               Net      Public      BofA ML      BofA ML All-
               Asset    Offering    U.S. High    Convertibles
               Value    Price       Yield        Speculative
Period         (NAV)    (POP)       Index        Quality Index
---------------------------------------------------------------
10 years       7.08%    6.59%       7.69%         9.80%
5 years        4.17     3.21        5.17          6.11
1 year         7.82     2.97        8.32         15.28
---------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019,
as supplemented October 1, 2019)
---------------------------------------------------------------
Gross          Net
---------------------------------------------------------------
1.14%          1.10%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
10/09         $ 9,550         $10,000              $10,000
10/10         $11,427         $11,926              $12,640
10/11         $11,793         $12,500              $12,718
10/12         $13,168         $14,147              $13,963
10/13         $14,949         $15,396              $17,095
10/14         $15,430         $16,297              $18,934
10/15         $14,971         $15,963              $17,764
10/16         $16,063         $17,585              $19,082
10/17         $17,518         $19,193              $22,974
10/18         $17,554         $19,358              $22,098
10/19         $18,927         $20,969              $25,474

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through March 1, 2021, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 13

Performance Update | 10/31/19                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2019)
---------------------------------------------------------------
                                     ICE         ICE
                                     BofA ML     BofA ML All-
                                     U.S. High   Convertibles
                  If      If         Yield       Speculative
Period            Held    Redeemed   Index       Quality Index
---------------------------------------------------------------
10 years          6.34%   6.34%      7.69%        9.80%
5 years           3.43    3.43       5.17         6.11
1 year            6.98    6.98       8.32        15.28
---------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019,
as supplemented October 1, 2019)
---------------------------------------------------------------
Gross
---------------------------------------------------------------
1.86%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
10/09         $10,000         $10,000              $10,000
10/10         $11,879         $11,926              $12,640
10/11         $12,186         $12,500              $12,718
10/12         $13,509         $14,147              $13,963
10/13         $15,247         $15,396              $17,095
10/14         $15,615         $16,297              $18,934
10/15         $15,046         $15,963              $17,764
10/16         $16,039         $17,585              $19,082
10/17         $17,369         $19,193              $22,974
10/18         $17,278         $19,358              $22,098
10/19         $18,485         $20,969              $25,474

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer High Yield Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2019)
---------------------------------------------------------------
                                   ICE           ICE
                         Net       BofA ML       BofA ML All-
                         Asset     U.S. High     Convertibles
                         Value     Yield         Speculative
Period                   (NAV)     Index         Quality Index
---------------------------------------------------------------
10 years                 6.71%     7.69%          9.80%
5 years                  3.77      5.17           6.11
1 year                   7.28      8.32          15.28
---------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019,
as supplemented October 1, 2019)
---------------------------------------------------------------
Gross
---------------------------------------------------------------
1.50%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
10/09         $10,000         $10,000              $10,000
10/10         $11,932         $11,926              $12,640
10/11         $12,294         $12,500              $12,718
10/12         $13,664         $14,147              $13,963
10/13         $15,473         $15,396              $17,095
10/14         $15,910         $16,297              $18,934
10/15         $15,376         $15,963              $17,764
10/16         $16,470         $17,585              $19,082
10/17         $17,871         $19,193              $22,974
10/18         $17,845         $19,358              $22,098
10/19         $19,145         $20,969              $25,474

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 15

Performance Update | 10/31/19                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2019)
---------------------------------------------------------------
                                   ICE           ICE
                         Net       BofA ML       BofA ML All-
                         Asset     U.S. High     Convertibles
                         Value     Yield         Speculative
Period                   (NAV)     Index         Quality Index
---------------------------------------------------------------
10 years                 7.43%     7.69%          9.80%
5 years                  4.47      5.17           6.11
1 year                   8.12      8.32          15.28
---------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019,
as supplemented October 1, 2019)
---------------------------------------------------------------
Gross
---------------------------------------------------------------
0.85%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
10/09         $ 5,000,000     $ 5,000,000          $ 5,000,000
10/10         $ 6,007,842     $ 5,962,948          $ 6,319,856
10/11         $ 6,221,106     $ 6,249,950          $ 6,359,124
10/12         $ 6,968,851     $ 7,073,721          $ 6,981,340
10/13         $ 7,942,865     $ 7,698,116          $ 8,547,336
10/14         $ 8,224,724     $ 8,148,479          $ 9,467,016
10/15         $ 8,003,387     $ 7,981,302          $ 8,881,809
10/16         $ 8,613,484     $ 8,792,569          $ 9,540,888
10/17         $ 9,418,150     $ 9,596,278          $11,487,156
10/18         $ 9,466,213     $ 9,679,083          $11,048,930
10/19         $10,234,822     $10,484,548          $12,736,999

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer High Yield Fund | Annual Report | 10/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2019 through October 31, 2019.

-----------------------------------------------------------------------------------------
Share Class                              A             C             R             Y
-----------------------------------------------------------------------------------------
Beginning Account                    $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/19
-----------------------------------------------------------------------------------------
Ending Account                       $1,033.95     $1,029.54     $1,030.65     $1,035.33
Value (after expenses)
on 10/31/19
-----------------------------------------------------------------------------------------
Expenses Paid                            $6.10         $9.92         $8.34         $4.51
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.94%, 1.63%, and 0.88% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                           Pioneer High Yield Fund | Annual Report | 10/31/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2019 through October 31, 2019.

-----------------------------------------------------------------------------------------
Share Class                              A             C             R             Y
-----------------------------------------------------------------------------------------
Beginning Account                    $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/19
-----------------------------------------------------------------------------------------
Ending Account                       $1,019.21     $1,015.43     $1,016.99     $1,020.77
Value (after expenses)
on 10/31/19
-----------------------------------------------------------------------------------------
Expenses Paid                            $6.06         $9.86         $8.29         $4.48
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.94%, 1.63%, and 0.88% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

18 Pioneer High Yield Fund | Annual Report | 10/31/19

Schedule of Investments | 10/31/19

---------------------------------------------------------------------------------------------------------------------
Shares                                                                                                   Value
---------------------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 97.3%
                            COMMON STOCKS -- 0.3% of Net Assets
                            Health Care Providers & Services -- 0.1%
      257,047(a)            Option Care Health, Inc.                                                     $    909,946
                                                                                                         ------------
                            Total Health Care Providers &s Services                                      $    909,946
---------------------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable Fuels -- 0.1%
                            Amplify Energy Corp.                                                         $        167
    6,967,063+^(a)          Ascent CNR Corp.                                                                1,045,059
                                                                                                         ------------
                            Total Oil, Gas & Consumable Fuels                                            $  1,045,226
---------------------------------------------------------------------------------------------------------------------
                            Transportation Infrastructure -- 0.1%
       11,203(a)            Syncreon Group                                                               $    159,643
                                                                                                         ------------
                            Total Transportation Infrastructure                                          $    159,643
---------------------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $2,007,593)                                                            $  2,114,815
---------------------------------------------------------------------------------------------------------------------
                            CONVERTIBLE PREFERRED STOCK -- 0.3%
                            of Net Assets
                            Banks -- 0.3%
        1,561(b)            Wells Fargo & Co., 7.5%                                                      $  2,356,330
                                                                                                         ------------
                            Total Banks                                                                  $  2,356,330
---------------------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE PREFERRED STOCK
                            (Cost $1,767,832)                                                            $  2,356,330
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITY -- 0.1% of Net Assets
      750,000               InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                            11/15/46 (144A)                                                              $    782,049
---------------------------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITY
                            (Cost $750,000)                                                              $    782,049
---------------------------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
                            of Net Assets
    1,918,241(c)            Banc of America Commercial Mortgage Trust,
                            Series 2007-4, Class H, 5.862%, 2/10/51 (144A)                               $  1,885,881
      263,150               Global Mortgage Securitization, Ltd., Series 2004-A,
                            Class B1, 5.25%, 11/25/32 (144A)                                                  150,333
    2,513,900(c)            GMAT Trust, Series 2013-1A, Class M, 5.0%,
                            11/25/43 (144A)                                                                 1,499,782
---------------------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $4,575,435)                                                            $  3,535,996
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            CONVERTIBLE CORPORATE BONDS -- 3.9%
                            of Net Assets
                            Biotechnology -- 0.8%
    3,275,000               Insmed, Inc., 1.75%, 1/15/25                                                 $  2,795,878
    2,825,000               Medicines Co., 2.75%, 7/15/23                                                   3,529,485
                                                                                                         ------------
                            Total Biotechnology                                                          $  6,325,363
---------------------------------------------------------------------------------------------------------------------
                            Commercial Services -- 0.2%
    1,248,750               Macquarie Infrastructure Corp., 2.0%, 10/1/23                                $  1,174,240
                                                                                                         ------------
                            Total Commercial Services                                                    $  1,174,240
---------------------------------------------------------------------------------------------------------------------
                            Computers -- 0.4%
    2,635,000               Pure Storage, Inc., 0.125%, 4/15/23                                          $  2,763,612
                                                                                                         ------------
                            Total Computers                                                              $  2,763,612
---------------------------------------------------------------------------------------------------------------------
                            Healthcare-Products -- 0.3%
    2,691,000               Wright Medical Group, Inc., 1.625%, 6/15/23                                  $  2,570,412
                                                                                                         ------------
                            Total Healthcare-Products                                                    $  2,570,412
---------------------------------------------------------------------------------------------------------------------
                            Internet -- 0.4%
    2,871,000               Palo Alto Networks, Inc., 0.75%, 7/1/23                                      $  3,157,994
                                                                                                         ------------
                            Total Internet                                                               $  3,157,994
---------------------------------------------------------------------------------------------------------------------
                            Media -- 0.4%
    3,351,000               DISH Network Corp., 2.375%, 3/15/24                                          $  3,003,845
                                                                                                         ------------
                            Total Media                                                                  $  3,003,845
---------------------------------------------------------------------------------------------------------------------
                            Oil & Gas -- 0.3%
    3,270,000               Oasis Petroleum, Inc., 2.625%, 9/15/23                                       $  2,253,188
                                                                                                         ------------
                            Total Oil & Gas                                                              $  2,253,188
---------------------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.2%
    1,970,000               Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26                           $  1,847,507
                                                                                                         ------------
                            Total Pharmaceuticals                                                        $  1,847,507
---------------------------------------------------------------------------------------------------------------------
                            Semiconductors -- 0.2%
    1,372,000               ON Semiconductor Corp., 1.625%, 10/15/23                                     $  1,708,760
                                                                                                         ------------
                            Total Semiconductors                                                         $  1,708,760
---------------------------------------------------------------------------------------------------------------------
                            Software -- 0.4%
    1,714,000               Akamai Technologies, Inc., 0.125%, 5/1/25                                    $  1,919,680
      925,000               Workiva, Inc., 1.125%, 8/15/26 (144A)                                            832,339
                                                                                                         ------------
                            Total Software                                                               $  2,752,019
---------------------------------------------------------------------------------------------------------------------
                            Transportation -- 0.3%
    2,170,000               SEACOR Holdings, Inc., 3.0%, 11/15/28                                        $  2,148,251
                                                                                                         ------------
                            Total Transportation                                                         $  2,148,251
---------------------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE CORPORATE BONDS
                            (Cost $29,973,123)                                                           $ 29,705,191
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 80.2% of Net Assets
                            Advertising -- 0.8%
    6,166,000               MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                      $  5,896,238
                                                                                                         ------------
                            Total Advertising                                                            $  5,896,238
---------------------------------------------------------------------------------------------------------------------
                            Aerospace & Defense -- 1.6%
    3,850,000               Bombardier, Inc., 6.0%, 10/15/22 (144A)                                      $  3,753,750
    3,010,000               Bombardier, Inc., 7.5%, 3/15/25 (144A)                                          2,875,754
    3,856,000               Bombardier, Inc., 7.875%, 4/15/27 (144A)                                        3,634,280
    1,511,000               F-Brasile S.p.A./F-Brasile US LLC, 7.375%, 8/15/26 (144A)                       1,578,995
                                                                                                         ------------
                            Total Aerospace & Defense                                                    $ 11,842,779
---------------------------------------------------------------------------------------------------------------------
                            Agriculture -- 0.2%
    1,749,000               Darling Ingredients, Inc., 5.25%, 4/15/27 (144A)                             $  1,836,450
                                                                                                         ------------
                            Total Agriculture                                                            $  1,836,450
---------------------------------------------------------------------------------------------------------------------
                            Auto Manufacturers -- 0.5%
    3,916,000               JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)                            $  4,082,430
                                                                                                         ------------
                            Total Auto Manufacturers                                                     $  4,082,430
---------------------------------------------------------------------------------------------------------------------
                            Auto Parts & Equipment -- 1.3%
    6,675,000               American Axle & Manufacturing, Inc., 6.25%, 3/15/26                          $  6,341,250
    4,460,000               Titan International, Inc., 6.5%, 11/30/23                                       3,679,500
                                                                                                         ------------
                            Total Auto Parts & Equipment                                                 $ 10,020,750
---------------------------------------------------------------------------------------------------------------------
                            Banks -- 3.0%
    5,770,000(b)(c)         Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                         $  6,145,050
    1,097,000(b)(c)         Credit Suisse Group AG, 7.125% (5 Year USD Swap
                            Rate + 511 bps)                                                                 1,172,419
    4,000,000               Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                 3,750,000
    4,135,000               Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                   3,897,238
    1,600,000(b)(c)         Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                            Rate + 546 bps) (144A)                                                          1,686,000
    3,538,000               Provident Funding Associates LP/PFG Finance Corp.,
                            6.375%, 6/15/25 (144A)                                                          3,439,644
    1,500,000(b)(c)         UBS Group AG, 7.0% (5 Year USD Swap
                            Rate + 434 bps) (144A)                                                          1,608,750
    1,141,000(b)(c)         UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)                           1,199,476
                                                                                                         ------------
                            Total Banks                                                                  $ 22,898,577
---------------------------------------------------------------------------------------------------------------------
                            Building Materials -- 2.4%
    1,509,000               American Woodmark Corp., 4.875%, 3/15/26 (144A)                              $  1,535,408
    2,372,000               Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                               2,466,880
    1,993,000               Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)                                2,162,405
    2,866,000               Patrick Industries, Inc., 7.5%, 10/15/27 (144A)                                 2,973,475
    5,552,000               Standard Industries, Inc., 4.75%, 1/15/28 (144A)                                5,760,200
    2,918,000               Summit Material LLC/Summit Materials Finance Corp.,
                            6.5%, 3/15/27 (144A)                                                            3,151,440
                                                                                                         ------------
                            Total Building Materials                                                     $ 18,049,808
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 21

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Chemicals -- 3.4%
    1,437,000               CF Industries, Inc., 4.95%, 6/1/43                                           $  1,438,796
    2,607,000               CF Industries, Inc., 5.375%, 3/15/44                                            2,672,175
    2,977,000               Chemours Co., 7.0%, 5/15/25                                                     2,872,805
    3,125,000               NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                     3,171,875
      471,000               NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                         473,355
    1,000,000               Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%,
                            4/30/26 (144A)                                                                  1,005,000
      960,000               OCI NV, 5.25%, 11/1/24 (144A)                                                     993,600
    3,600,000               OCI NV, 6.625%, 4/15/23 (144A)                                                  3,757,500
    3,765,000               Olin Corp., 5.0%, 2/1/30                                                        3,699,113
    1,000,000               Olin Corp., 5.625%, 8/1/29                                                      1,038,270
    4,347,000               Trinseo Materials Operating SCA/Trinseo Materials Finance,
                            Inc., 5.375%, 9/1/25 (144A)                                                     4,189,421
                                                                                                         ------------
                            Total Chemicals                                                              $ 25,311,910
---------------------------------------------------------------------------------------------------------------------
                            Coal -- 0.5%
    4,474,000               SunCoke Energy Partners LP/SunCoke Energy Partners
                            Finance Corp., 7.5%, 6/15/25 (144A)                                          $  3,802,900
                                                                                                         ------------
                            Total Coal                                                                   $  3,802,900
---------------------------------------------------------------------------------------------------------------------
                            Commercial Services -- 5.9%
      660,000               Ashtead Capital, Inc., 4.0%, 5/1/28 (144A)                                   $    662,475
    1,814,000               Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                                   1,850,280
      525,000               Ashtead Capital, Inc., 4.25%, 11/1/29 (144A)                                      530,250
    3,141,000               Brink's Co., 4.625%, 10/15/27 (144A)                                            3,180,262
    4,515,000               Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                    4,661,737
    3,570,000               GW B-CR Security Corp., 9.5%, 11/1/27 (144A)                                    3,668,175
    3,973,000               Herc Holdings, Inc., 5.5%, 7/15/27 (144A)                                       4,117,021
    1,950,000               Hertz Corp., 7.125%, 8/1/26 (144A)                                              2,013,375
    1,275,000               Prime Security Services Borrower LLC/Prime Finance, Inc.,
                            5.25%, 4/15/24 (144A)                                                           1,305,281
    1,870,000               Prime Security Services Borrower LLC/Prime Finance, Inc.,
                            5.75%, 4/15/26 (144A)                                                           1,916,189
    3,535,000               Prime Security Services Borrower LLC/Prime Finance, Inc.,
                            9.25%, 5/15/23 (144A)                                                           3,718,820
    4,570,000               Sotheby's., 7.375%, 10/15/27 (144A)                                             4,570,000
    2,365,000               Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                               1,525,425
    1,235,000               United Rentals North America, Inc., 3.875%, 11/15/27                            1,247,659
    1,950,000               United Rentals North America, Inc., 5.25%, 1/15/30                              2,049,938
    2,020,000               United Rentals North America, Inc., 5.5%, 5/15/27                               2,133,625
    1,746,000               United Rentals North America, Inc., 6.5%, 12/15/26                              1,890,045
    3,249,000               Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                    3,456,124
                                                                                                         ------------
                            Total Commercial Services                                                    $ 44,496,681
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Diversified Finance Services -- 1.3%
    2,550,000               Avation Capital SA, 6.5%, 5/15/21 (144A)                                     $  2,658,375
      470,000               Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)                        498,200
    5,841,000               Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)                      6,403,196
           --               Nationstar Mortgage Holdings LLC/Nationstar Capital Corp.,
                            6.5%, 7/1/21                                                                           --
                                                                                                         ------------
                            Total Diversified Finance Services                                           $  9,559,771
---------------------------------------------------------------------------------------------------------------------
                            Electric -- 1.2%
    2,546,000               Clearway Energy Operating LLC, 5.75%, 10/15/25                               $  2,612,832
      304,889               NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                            12/15/25 (144A)                                                                   329,280
      860,000               Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)                                   829,900
    1,155,000               Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)                                  1,152,113
    4,102,000               Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                               4,348,120
                                                                                                         ------------
                            Total Electric                                                               $  9,272,245
---------------------------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 0.2%
EUR 1,530,000               Belden, Inc., 3.875%, 3/15/28 (144A)                                         $  1,774,070
                                                                                                         ------------
                            Total Electrical Components & Equipment                                      $  1,774,070
---------------------------------------------------------------------------------------------------------------------
                            Energy-Alternate Sources -- 0.4%
    2,625,000               TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)                         $  2,713,594
                                                                                                         ------------
                            Total Energy-Alternate Sources                                               $  2,713,594
---------------------------------------------------------------------------------------------------------------------
                            Entertainment -- 2.2%
      942,000               Cirsa Finance International S.a.r.l., 7.875%,
                            12/20/23 (144A)                                                              $    995,261
    3,514,000               Enterprise Development Authority, 12.0%, 7/15/24 (144A)                         3,847,830
      903,000               Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)                                930,090
    1,450,000               Scientific Games International, Inc., 5.0%, 10/15/25 (144A)                     1,493,500
    6,000,000               Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                     6,345,000
    2,618,000               Scientific Games International, Inc., 10.0%, 12/1/22                            2,693,267
                                                                                                         ------------
                            Total Entertainment                                                          $ 16,304,948
---------------------------------------------------------------------------------------------------------------------
                            Environmental Control -- 1.9%
    4,182,000               Covanta Holding Corp., 6.0%, 1/1/27                                          $  4,370,190
    3,582,000               GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                                  3,684,983
    2,155,000               GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                                    2,370,500
    3,668,000               Tervita Corp., 7.625%, 12/1/21 (144A)                                           3,622,150
                                                                                                         ------------
                            Total Environmental Control                                                  $ 14,047,823
---------------------------------------------------------------------------------------------------------------------
                            Food -- 4.0%
    3,765,000               Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                            LP/Albertson's LLC, 5.75%, 3/15/25                                           $  3,895,645
    1,178,000               Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                            LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                                        1,309,052
    1,994,000               Albertsons Cos., Inc./Safeway, Inc./New Albertsons
                            LP/Albertson's LLC, 5.875%, 2/15/28 (144A)                                      2,128,595

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 23

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Food -- (continued)
    2,241,000               C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                            $  2,246,603
    4,217,000               FAGE International SA/FAGE USA Dairy Industry, Inc.,
                            5.625%, 8/15/26 (144A)                                                          3,790,240
    1,752,000               Ingles Markets, Inc., 5.75%, 6/15/23                                            1,787,040
    2,738,000               JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                            2/15/28 (144A)                                                                  3,011,827
    3,750,000               JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
                            5.5%, 1/15/30 (144A)                                                            4,035,938
    1,740,000               JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
                            6.5%, 4/15/29 (144A)                                                            1,935,802
    1,838,000               Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                   1,969,454
    4,265,000               Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                                      4,174,369
                                                                                                         ------------
                            Total Food                                                                   $ 30,284,565
---------------------------------------------------------------------------------------------------------------------
                            Forest Products & Paper -- 1.0%
    3,180,000               Mercer International, Inc., 7.375%, 1/15/25 (144A)                           $  3,299,250
    3,718,000               Schweitzer-Mauduit International, Inc., 6.875%,
                            10/1/26 (144A)                                                                  3,968,965
                                                                                                         ------------
                            Total Forest Products & Paper                                                $  7,268,215
---------------------------------------------------------------------------------------------------------------------
                            Healthcare-Services -- 3.8%
    4,515,000               BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)                      $  4,221,525
    1,372,000               Encompass Health Corp., 4.75%, 2/1/30                                           1,414,875
    3,733,000               HCA, Inc., 5.375%, 2/1/25                                                       4,101,634
      847,000               HCA, Inc., 5.625%, 9/1/28                                                         951,816
      563,000               HCA, Inc., 5.875%, 2/1/29                                                         638,301
    3,465,000               Molina Healthcare, Inc., 5.375%, 11/15/22                                       3,655,575
    4,893,000               Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)                            4,954,163
    2,335,000               Tenet Healthcare Corp., 4.875%, 1/1/26 (144A)                                   2,416,725
    1,945,000               Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                                  2,022,800
    4,075,000               WellCare Health Plans, Inc., 5.25%, 4/1/25                                      4,264,742
                                                                                                         ------------
                            Total Healthcare-Services                                                    $ 28,642,156
---------------------------------------------------------------------------------------------------------------------
                            Holding Companies-Diversified -- 0.4%
    2,900,000               VistaJet Malta Finance Plc/XO Management Holding, Inc.,
                            10.5%, 6/1/24 (144A)                                                         $  2,820,250
                                                                                                         ------------
                            Total Holding Companies-Diversified                                          $  2,820,250
---------------------------------------------------------------------------------------------------------------------
                            Home Builders -- 3.7%
    2,000,000               Beazer Homes USA, Inc., 5.875%, 10/15/27                                     $  1,960,000
    4,325,000               Beazer Homes USA, Inc., 6.75%, 3/15/25                                          4,476,375
    1,405,000               Beazer Homes USA, Inc., 7.25%, 10/15/29 (144A)                                  1,471,737
    3,699,000               Brookfield Residential Properties, Inc./Brookfield
                            Residential US Corp., 6.25%, 9/15/27 (144A)                                     3,772,980
    4,767,000               KB Home, 6.875%, 6/15/27                                                        5,434,380
    3,045,000               Lennar Corp., 4.75%, 11/29/27                                                   3,288,600

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Home Builders -- (continued)
    2,578,000               Taylor Morrison Communities, Inc., 5.875%, 6/15/27 (144A)                    $  2,878,853
    4,090,000               Taylor Morrison Communities, Inc./Taylor Morrison Holdings
                            II, Inc., 5.875%, 4/15/23 (144A)                                                4,417,200
                                                                                                         ------------
                            Total Home Builders                                                          $ 27,700,125
---------------------------------------------------------------------------------------------------------------------
                            Insurance -- 0.4%
    2,468,000               CNO Financial Group, Inc., 5.25%, 5/30/29                                    $  2,721,883
                                                                                                         ------------
                            Total Insurance                                                              $  2,721,883
---------------------------------------------------------------------------------------------------------------------
                            Internet -- 0.5%
    3,907,000               Netflix, Inc., 5.375%, 11/15/29 (144A)                                       $  4,112,118
                                                                                                         ------------
                            Total Internet                                                               $  4,112,118
---------------------------------------------------------------------------------------------------------------------
                            Iron & Steel -- 0.8%
    1,230,000               Commercial Metals Co., 5.375%, 7/15/27                                       $  1,262,287
    4,310,000               Commercial Metals Co., 5.75%, 4/15/26                                           4,444,688
                                                                                                         ------------
                            Total Iron & Steel                                                           $  5,706,975
---------------------------------------------------------------------------------------------------------------------
                            Leisure Time -- 1.2%
    4,640,000               Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                                 $  4,930,000
    2,285,000               Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                                     2,382,113
    1,850,000               VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                          1,924,000
                                                                                                         ------------
                            Total Leisure Time                                                           $  9,236,113
---------------------------------------------------------------------------------------------------------------------
                            Lodging -- 0.4%
    2,486,000               MGM Resorts International, 5.5%, 4/15/27                                     $  2,734,600
                                                                                                         ------------
                            Total Lodging                                                                $  2,734,600
---------------------------------------------------------------------------------------------------------------------
                            Machinery-Diversified -- 0.6%
    4,329,000               Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                      $  4,572,506
                                                                                                         ------------
                            Total Machinery-Diversified                                                  $  4,572,506
---------------------------------------------------------------------------------------------------------------------
                            Media -- 4.8%
    3,532,000               Altice Luxembourg SA, 10.5%, 5/15/27 (144A)                                  $  3,995,575
    3,450,000               CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
                            3/1/30 (144A)                                                                   3,517,965
    2,290,000               CCO Holdings LLC/CCO Holdings Capital Corp., 5.0%,
                            2/1/28 (144A)                                                                   2,395,111
    1,428,000               CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%,
                            2/15/26 (144A)                                                                  1,507,968
    2,598,000               Clear Channel Worldwide Holdings, Inc., 9.25%,
                            2/15/24 (144A)                                                                  2,857,800
    2,000,000               CSC Holdings LLC, 5.375%, 2/1/28 (144A)                                         2,115,000
    2,672,000               CSC Holdings LLC, 7.5%, 4/1/28 (144A)                                           3,012,680
    3,783,000               Diamond Sports Group LLC/Diamond Sports Finance Co.,
                            6.625%, 8/15/27 (144A)                                                          3,896,490
    2,650,000               Gray Television, Inc., 5.875%, 7/15/26 (144A)                                   2,785,865

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 25

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Media -- (continued)
    1,700,000               LCPR Senior Secured Financing DAC, 6.75%,
                            10/15/27 (144A)                                                              $  1,744,625
    2,693,000               Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                         2,814,185
    1,283,000               Sirius XM Radio, Inc., 4.625%, 7/15/24 (144A)                                   1,340,735
    2,283,000               Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                   2,408,565
    1,575,000               Sirius XM Radio, Inc., 5.5%, 7/1/29 (144A)                                      1,702,496
                                                                                                         ------------
                            Total Media                                                                  $ 36,095,060
---------------------------------------------------------------------------------------------------------------------
                            Mining -- 2.3%
      806,000               Coeur Mining, Inc., 5.875%, 6/1/24                                           $    800,052
    1,689,000               First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                             1,653,109
    5,174,000               Freeport-McMoRan, Inc., 5.25%, 9/1/29                                           5,266,097
    2,096,000               Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                    2,166,530
    2,008,000               Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                   2,044,395
    1,942,000               Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)                             2,056,093
    3,235,000               Novelis Corp., 5.875%, 9/30/26 (144A)                                           3,397,074
                                                                                                         ------------
                            Total Mining                                                                 $ 17,383,350
---------------------------------------------------------------------------------------------------------------------
                            Miscellaneous Manufacturers -- 0.9%
    2,600,000               Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                              $  2,661,750
    4,130,000               EnPro Industries, Inc., 5.75%, 10/15/26                                         4,367,475
                                                                                                         ------------
                            Total Miscellaneous Manufacturers                                            $  7,029,225
---------------------------------------------------------------------------------------------------------------------
                            Oil & Gas -- 7.3%
    3,242,000               Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                                 $  2,755,700
    2,449,000               Great Western Petroleum LLC/Great Western Finance Corp.,
                            9.0%, 9/30/21 (144A)                                                            1,989,812
    2,060,000               Gulfport Energy Corp., 6.0%, 10/15/24                                           1,323,550
    5,198,000               Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                            4,730,180
    3,276,000               Jagged Peak Energy LLC, 5.875%, 5/1/26                                          3,308,760
    1,025,000               MEG Energy Corp., 6.5%, 1/15/25 (144A)                                          1,066,000
    2,978,000               MEG Energy Corp., 7.0%, 3/31/24 (144A)                                          2,791,875
    4,499,000               Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                               4,476,505
    3,141,000               Oasis Petroleum, Inc., 6.875%, 3/15/22                                          2,756,227
    1,790,000               Parkland Fuel Corp., 5.875%, 7/15/27 (144A)                                     1,894,393
      540,000               Parsley Energy LLC/Parsley Finance Corp., 5.25%,
                            8/15/25 (144A)                                                                    553,511
    1,900,000               Parsley Energy LLC/Parsley Finance Corp., 5.625%,
                            10/15/27 (144A)                                                                 1,961,750
    2,888,000               Parsley Energy LLC/Parsley Finance Corp., 6.25%,
                            6/1/24 (144A)                                                                   3,007,130
    1,965,000               PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                           2,023,950
    4,172,000               Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                            3,504,480
      265,000               SM Energy Co., 6.125%, 11/15/22                                                   252,413
    4,606,000               SM Energy Co., 6.75%, 9/15/26                                                   3,949,645

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Oil & Gas -- (continued)
    4,052,000               Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)                              $  4,011,480
    3,450,000               Transocean, Inc., 7.25%, 11/1/25 (144A)                                         3,044,625
    4,003,000               Whiting Petroleum Corp., 6.625%, 1/15/26                                        2,481,860
    1,900,000               WPX Energy, Inc., 5.25%, 9/15/24                                                1,919,000
      420,000               WPX Energy, Inc., 5.25%, 10/15/27                                                 408,450
      383,000               WPX Energy, Inc., 8.25%, 8/1/23                                                   427,045
                                                                                                         ------------
                            Total Oil & Gas                                                              $ 54,638,341
---------------------------------------------------------------------------------------------------------------------
                            Oil & Gas Services -- 1.3%
    2,635,000               Archrock Partners LP/Archrock Partners Finance Corp.,
                            6.0%, 10/1/22                                                                $  2,654,762
    2,700,000               Archrock Partners LP/Archrock Partners Finance Corp.,
                            6.875%, 4/1/27 (144A)                                                           2,787,480
    1,448,000               Exterran Energy Solutions LP/EES Finance Corp.,
                            8.125%, 5/1/25                                                                  1,433,520
    1,961,000               FTS International, Inc., 6.25%, 5/1/22                                          1,399,664
      795,000               SESI LLC, 7.75%, 9/15/24                                                          437,250
    1,300,000               USA Compression Partners LP/US Compression Finance
                            Corp., 6.875%, 9/1/27 (144A)                                                    1,300,000
                                                                                                         ------------
                            Total Oil & Gas Services                                                     $ 10,012,676
---------------------------------------------------------------------------------------------------------------------
                            Packaging & Containers -- 2.1%
EUR   950,000(d)            ARD Finance SA, 6.625%, 9/15/23                                              $  1,095,836
      950,000(d)            ARD Finance SA, 7.125%, 9/15/23                                                   986,812
    2,160,000               Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                            6.0%, 2/15/25 (144A)                                                            2,268,000
    4,453,000               Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                   5,343,600
    4,756,000               Greif, Inc., 6.5%, 3/1/27 (144A)                                                5,112,700
    1,060,000               Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                                  874,500
                                                                                                         ------------
                            Total Packaging & Containers                                                 $ 15,681,448
---------------------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 3.1%
    2,087,000               Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                           $  2,342,031
    2,470,000               Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)                                  2,581,175
    2,874,000               Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                                2,917,110
      935,000               Bausch Health Cos., Inc., 6.5%, 3/15/22 (144A)                                    961,881
    1,250,000               Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                                  1,307,719
      893,000               Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)                                    963,324
      893,000               Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)                                   983,416
    1,460,000               Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
                            2/1/25 (144A)                                                                     930,750
    3,552,000               Horizon Pharma USA, Inc., 5.5%, 8/1/27 (144A)                                   3,707,400
    2,483,000               Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                   2,358,850
    5,598,000               Teva Pharmaceutical Finance Netherlands III BV,
                            2.8%, 7/21/23                                                                   4,842,270
                                                                                                         ------------
                            Total Pharmaceuticals                                                        $ 23,895,926
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 27

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Pipelines -- 4.8%
    4,078,000               American Midstream Partners LP/American Midstream
                            Finance Corp., 9.5%, 12/15/21 (144A)                                         $  3,792,540
    2,639,000               Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                            6.125%, 11/15/22 (144A)                                                         2,592,817
    2,055,000               Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27                           2,214,262
    2,175,000               Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)                               2,215,781
      913,000               DCP Midstream Operating LP, 3.875%, 3/15/23                                       922,130
    3,400,000               DCP Midstream Operating LP, 5.6%, 4/1/44                                        3,214,020
    2,800,000               Delek Logistics Partners LP/Delek Logistics Finance Corp.,
                            6.75%, 5/15/25                                                                  2,793,000
       68,000               EnLink Midstream LLC, 5.375%, 6/1/29                                               60,350
      685,000               EnLink Midstream Partners LP, 5.05%, 4/1/45                                       513,750
    1,973,000               EnLink Midstream Partners LP, 5.6%, 4/1/44                                      1,514,278
    2,760,000               Genesis Energy LP/Genesis Energy Finance Corp.,
                            6.25%, 5/15/26                                                                  2,553,000
    2,190,000               Genesis Energy LP/Genesis Energy Finance Corp.,
                            6.5%, 10/1/25                                                                   2,080,500
    3,950,000               Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                             4,081,278
    1,812,000               Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27 (144A)                       1,884,788
    1,545,000               Hess Infrastructure Partners LP/Hess Infrastructure Partners
                            Finance Corp., 5.625%, 2/15/26 (144A)                                           1,616,456
    2,200,000               PBF Logistics LP/PBF Logistics Finance Corp.,
                            6.875%, 5/15/23                                                                 2,255,000
      552,000               Targa Resources Partners LP/Targa Resources Partners
                            Finance Corp., 6.5%, 7/15/27 (144A)                                               590,651
    1,204,000               Williams Cos., Inc., 5.75%, 6/24/44                                             1,389,566
                                                                                                         ------------
                            Total Pipelines                                                              $ 36,284,167
---------------------------------------------------------------------------------------------------------------------
                            REITs -- 1.8%
    6,000,000               Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                                  $  6,202,500
    4,385,000               iStar, Inc., 4.75%, 10/1/24                                                     4,522,031
    2,453,000               MPT Operating Partnership LP/MPT Finance Corp.,
                            4.625%, 8/1/29                                                                  2,558,822
                                                                                                         ------------
                            Total REITs                                                                  $ 13,283,353
---------------------------------------------------------------------------------------------------------------------
                            Retail -- 1.5%
    2,660,000               AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)                          $  2,453,850
    2,735,000               Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                      2,878,587
      900,000               JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                                      783,000
    5,165,000               Michaels Stores, Inc., 8.0%, 7/15/27 (144A)                                     5,098,888
                                                                                                         ------------
                            Total Retail                                                                 $ 11,214,325
---------------------------------------------------------------------------------------------------------------------
                            Software -- 0.1%
      817,000               Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                             $    747,555
                                                                                                         ------------
                            Total Software                                                               $    747,555
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Telecommunications -- 6.6%
    1,996,000               CenturyLink, Inc., 5.8%, 3/15/22                                             $  2,108,275
    1,510,000               CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                                1,234,425
    1,081,000               CommScope, Inc., 8.25%, 3/1/27 (144A)                                           1,023,956
    2,000,000               Frontier Communications Corp., 8.5%, 4/1/26 (144A)                              2,005,000
    2,500,000               Frontier Communications Corp., 8.75%, 4/15/22                                   1,168,750
    3,600,000               Frontier Communications Corp., 11.0%, 9/15/25                                   1,687,500
    4,515,000               Intelsat Jackson Holdings S.A, 5.5%, 8/1/23                                     4,221,525
    5,850,000               Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)                                 5,952,375
      475,000               Level 3 Financing, Inc., 5.375%, 5/1/25                                           491,031
   16,173,000               Sprint Corp., 7.25%, 9/15/21                                                   17,257,561
    2,050,000               T-Mobile USA, Inc., 4.75%, 2/1/28                                               2,160,188
    3,445,000               T-Mobile USA, Inc., 5.125%, 4/15/25                                             3,579,527
      700,000               T-Mobile USA, Inc., 6.0%, 4/15/24                                                 726,250
      860,000               T-Mobile USA, Inc., 6.5%, 1/15/26                                                 920,286
    5,460,000               Windstream Services LLC/Windstream Finance Corp.,
                            8.625%, 10/31/25 (144A)                                                         5,466,825
                                                                                                         ------------
                            Total Telecommunications                                                     $ 50,003,474
---------------------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $595,012,692)                                                          $603,979,380
---------------------------------------------------------------------------------------------------------------------
                            INSURANCE-LINKED SECURITIES -- 3.3%
                            of Net Assets(e)
                            Catastrophe Linked Bonds -- 1.2%
                            Earthquakes -- California -- 0.2%
      500,000(f)            Ursa Re, 5.534% (3 Month U.S. Treasury Bill +
                            400 bps), 12/10/19 (144A)                                                    $    498,100
      800,000(f)            Ursa Re, 7.534% (3 Month U.S. Treasury Bill +
                            600 bps), 5/27/20 (144A)                                                          790,400
                                                                                                         ------------
                                                                                                         $  1,288,500
---------------------------------------------------------------------------------------------------------------------
                            Earthquakes -- Mexico -- 0.1%
      350,000(f)            International Bank for Reconstruction & Development,
                            10.208% (3 Month USD LIBOR + 825 bps), 2/14/20 (144A)                        $    349,230
---------------------------------------------------------------------------------------------------------------------
                            Earthquakes -- Peru -- 0.0%+
      245,000(f)            International Bank for Reconstruction & Development,
                            7.958% (3 Month USD LIBOR + 600 bps), 2/15/21 (144A)                         $    240,908
---------------------------------------------------------------------------------------------------------------------
                            Multiperil -- U.S. -- 0.6%
      750,000(f)            Caelus Re V, 2.034% (1 Month U.S. Treasury Bill +
                            50 bps), 6/5/20 (144A)                                                       $         75
      450,000(f)            Caelus Re V, 9.354% (3 Month U.S. Treasury Bill +
                            782 bps), 6/7/21 (144A)                                                           395,325
    1,000,000(f)            Kilimanjaro Re, 6.75% (3 Month U.S. Treasury Bill +
                            675 bps), 12/6/19 (144A)                                                          995,500
    1,250,000(f)            Kilimanjaro Re, 9.25% (3 Month U.S. Treasury Bill +
                            925 bps), 12/6/19 (144A)                                                        1,252,250

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 29

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Multiperil -- U.S. -- (continued)
    1,000,000(f)            Kilimanjaro II Re, 12.373% (6 Month USD LIBOR +
                            1,061 bps), 4/20/21 (144A)                                                   $  1,011,400
    1,000,000(f)            Residential Reinsurance 2016, 6.964% (3 Month
                            U.S. Treasury Bill + 543 bps), 12/6/20 (144A)                                     985,700
                                                                                                         ------------
                                                                                                         $  4,640,250
---------------------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- 0.3%
      600,000(f)            Galilei Re, 7.461% (6 Month USD LIBOR + 560 bps),
                            1/8/20 (144A)                                                                $    600,360
      600,000(f)            Galilei Re, 8.641% (6 Month USD LIBOR + 678 bps),
                            1/8/20 (144A)                                                                     600,420
      600,000(f)            Galilei Re, 8.661% (6 Month USD LIBOR + 678 bps),
                            1/8/21 (144A)                                                                     600,600
      250,000(f)            Galilei Re, 10.491% (6 Month USD LIBOR + 863 bps),
                            1/8/20 (144A)                                                                     250,450
      250,000(f)            Galilei Re, 10.511% (6 Month USD LIBOR + 863 bps),
                            1/8/21 (144A)                                                                     250,225
                                                                                                         ------------
                                                                                                         $  2,302,055
---------------------------------------------------------------------------------------------------------------------
                            Pandemic -- Worldwide -- 0.0%+
      400,000(f)            International Bank for Reconstruction & Development,
                            13.313% (6 Month USD LIBOR + 1,150 bps),
                            7/15/20 (144A)                                                               $    240,000
                                                                                                         ------------
                            Total Catastrophe Linked Bonds                                               $  9,060,943
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------------
                            Collateralized Reinsurance -- 0.7%
                            Multiperil -- U.S. -- 0.1%
      500,000+(a)(g)        Kingsbarns Re 2017, 5/15/20                                                  $        500
      400,000+(a)(g)        Riviera Re 2019, 5/31/20                                                          398,773
                                                                                                         ------------
                                                                                                         $    399,273
---------------------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- 0.5%
    1,000,000+(a)(g)        Cypress Re 2017, 1/10/20                                                     $     18,200
      555,123+(a)(g)        Dartmouth Re 2018, 1/15/20                                                        249,805
      138,698+(a)(g)        Dartmouth Re 2019, 1/31/20                                                        109,322
      250,000+(a)(g)        Dingle Re 2019, 2/1/20                                                            253,597
      584,814+(a)(g)        Gloucester Re 2018, 1/15/20                                                       254,394
      225,000+(a)(g)        Gloucester Re 2019, 1/31/20                                                       225,166
      553,354+(g)           Kilarney Re 2018, 4/15/20                                                         279,333
       24,000+(g)           Limestone Re 2016-1, 8/31/21                                                       29,081
       24,000+(g)           Limestone Re 2016-1, 8/31/21 (144A)                                                29,081
      350,000+(a)(g)        Limestone Re 2019-2, 3/1/23 (144A)                                                357,175
      400,000+(g)           Merion Re 2018, 12/31/21                                                           25,400

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- (continued)
      415,430+(a)(g)        Merion Re 2019-1, 12/31/22                                                   $    409,831
      250,000+(a)(g)        Old Head Re 2019, 12/31/22                                                        250,774
      333,342+(a)(g)        Oyster Bay Re 2018, 1/15/20                                                       302,541
      800,000+(a)(g)        Resilience Re, 4/6/20                                                                  80
      340,299+(a)(g)        Seminole Re 2018, 1/15/20                                                         107,910
       85,714+(a)(g)        Seminole Re 2019, 1/31/20                                                          85,710
      442,599+(a)(g)        Walton Health Re 2018, 6/15/20                                                    221,300
      250,000+(a)(g)        Wentworth Re 2019-1, 12/31/22                                                     249,188
                                                                                                         ------------
                                                                                                         $  3,457,888
---------------------------------------------------------------------------------------------------------------------
                            Windstorm -- Florida -- 0.1%
      400,000+(a)(g)        Formby Re 2018, 2/28/20                                                      $    126,746
      138,027+(g)           Formby Re 2018-2, 9/30/19                                                           1,132
      750,000+(a)(g)        Portrush Re 2017, 6/15/20                                                         479,525
                                                                                                         ------------
                                                                                                         $    607,403
---------------------------------------------------------------------------------------------------------------------
                            Windstorm -- U.S. Regional -- 0.0%
      500,000+(a)(g)        Oakmont Re 2017, 4/15/20                                                     $     14,700
      350,000+(a)(g)        Oakmont Re 2019, 4/30/20                                                          353,582
                                                                                                         ------------
                                                                                                         $    368,282
                                                                                                         ------------
                            Total Collateralized Reinsurance                                             $  4,832,846
---------------------------------------------------------------------------------------------------------------------
                            Reinsurance Sidecars -- 1.4%
                            Multiperil -- U.S. -- 0.2%
    4,500,000+(a)(g)        Carnoustie Re 2015, 7/1/20                                                   $     14,400
    3,600,000+(a)(g)        Carnoustie Re 2016, 11/30/20                                                       97,200
    1,500,000+(a)(g)        Carnoustie Re 2017, 11/30/21                                                      381,300
      300,000+(a)(g)        Carnoustie Re 2018, 12/31/21                                                       29,940
    1,400,000+(a)(h)        Harambee Re 2018, 12/31/21                                                        161,000
      973,488+(a)(h)        Harambee Re 2019, 12/31/22                                                      1,041,535
    1,500,000+(a)(g)        Prestwick Re 2015-1, 7/31/20                                                       25,500
                                                                                                         ------------
                                                                                                         $  1,750,875
---------------------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- 1.2%
      700,000+(a)(g)        Alturas Re 2019-2, 3/10/22                                                   $    746,200
    1,000,000+(a)(g)        Arlington Re 2015, 2/1/20                                                          48,600
    1,000,000+(a)(g)        Bantry Re 2016, 3/30/20                                                            80,600
      500,000+(a)(g)        Bantry Re 2017, 3/31/20                                                           158,550
      400,000+(a)(g)        Bantry Re 2018, 12/31/21                                                           24,560
      400,000+(a)(g)        Bantry Re 2019, 12/31/22                                                          419,205
    2,152,482+(g)           Berwick Re 2018-1, 12/31/21                                                       343,751
    1,067,182+(a)(g)        Berwick Re 2019-1, 12/31/22                                                     1,142,284
      400,000+(a)(h)        Blue Lotus Re 2018, 12/31/21                                                      427,720
       37,500+(a)(g)        Eden Re II, 3/22/22 (144A)                                                         70,502

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 31

---------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- (continued)
       15,000+(a)(g)        Eden Re II, 3/22/22 (144A)                                                   $     33,900
      785,000+(a)(g)        Eden Re II, 3/22/23 (144A)                                                        805,331
    2,400,000+(g)           Gleneagles Re 2016, 11/30/20                                                       74,880
      400,000+(a)(g)        Gleneagles Re 2018, 12/31/21                                                       47,320
       12,000+(g)           Limestone Re 2018, 3/1/22                                                          41,108
      800,000+(a)(h)        Lorenz Re 2018, 7/1/21                                                            167,920
      411,569+(a)(h)        Lorenz Re 2019, 6/30/22                                                           440,873
      900,000+(a)(g)        Merion Re 2018-2, 12/31/21                                                        898,200
    4,500,000+(g)           Pangaea Re 2015-1, 2/1/20                                                           5,887
    5,800,000+(g)           Pangaea Re 2015-2, 11/30/19                                                         8,647
    4,200,000+(g)           Pangaea Re 2016-1, 11/30/20                                                        11,523
    2,000,000+(g)           Pangaea Re 2016-2, 11/30/20                                                         5,952
    1,100,000+(a)(g)        Pangaea Re 2017-1, 11/30/21                                                        17,710
      500,000+(a)(g)        Pangaea Re 2018-1, 12/31/21                                                        29,400
      500,000+(a)(g)        Pangaea Re 2018-3, 7/1/22                                                          24,800
      409,624+(a)(g)        Pangaea Re 2019-1, 2/1/23                                                         407,494
      367,657+(a)(g)        Pangaea Re 2019-3, 7/1/23                                                         357,620
    1,000,000+(a)(g)        St. Andrews Re 2017-1, 2/1/20                                                      67,800
      868,992+(a)(g)        St. Andrews Re 2017-4, 6/1/20                                                      85,509
      250,000+(a)(h)        Thopas Re 2018, 12/31/21                                                           29,825
      600,000+(a)(h)        Thopas Re 2019, 12/31/22                                                          612,180
    1,100,000+(a)(g)        Versutus Re 2017, 11/30/21                                                         14,300
      450,000+(a)(g)        Versutus Re 2018, 12/31/21                                                             --
      397,146+(a)(g)        Versutus Re 2019-A, 12/31/21                                                      423,278
       52,853+(a)(g)        Versutus Re 2019-B, 12/31/21                                                       56,331
      300,000+(a)(h)        Viribus Re 2018, 12/31/21                                                          71,070
      127,384+(a)(h)        Viribus Re 2019, 12/31/22                                                         147,001
      405,831+(a)(g)        Woburn Re 2018, 12/31/21                                                          172,478
      419,863+(a)(g)        Woburn Re 2019, 12/31/22                                                          453,154
                                                                                                         ------------
                                                                                                         $  8,973,463
                                                                                                         ------------
                            Total Reinsurance Sidecars                                                   $ 10,724,338
---------------------------------------------------------------------------------------------------------------------
                            TOTAL INSURANCE-LINKED SECURITIES
                            (Cost $26,167,037)                                                           $ 24,618,127
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------------
                            SENIOR SECURED FLOATING RATE LOAN
                            INTERESTS -- 4.1% of Net Assets*(f)
                            Buildings & Real Estate -- 0.1%
      806,426               Builders FirstSource, Inc., Refinancing Term Loan,
                            4.786% (LIBOR + 300 bps), 2/29/24                                            $    810,257
                                                                                                         ------------
                            Total Buildings & Real Estate                                                $    810,257
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Computers & Electronics -- 0.3%
    2,058,711               ON Semiconductor Corp., 2019 New Replacement Term
                            B-4 Loan, 3.786% (LIBOR + 200 bps), 9/19/26                                  $  2,070,572
                                                                                                         ------------
                            Total Computers & Electronics                                                $  2,070,572
---------------------------------------------------------------------------------------------------------------------
                            Diversified & Conglomerate Service -- 0.2%
    1,985,000               DynCorp International, Inc., Term Loan, 7.914% (LIBOR +
                            600 bps), 8/18/25                                                            $  1,945,300
        2,971               National Mentor Holdings, Inc. (aka Civitas Solutions,
                            Inc.), First Lien Initial Term C Loan, 6.04%
                            (LIBOR + 425 bps), 3/9/26                                                           2,979
       44,804               National Mentor Holdings, Inc. (aka Civitas Solutions,
                            Inc.), First Lien Initial Term Loan, 6.04% (LIBOR
                            + 425 bps), 3/9/26                                                                 44,926
                                                                                                         ------------
                            Total Diversified & Conglomerate Service                                     $  1,993,205
---------------------------------------------------------------------------------------------------------------------
                            Healthcare, Education & Childcare -- 0.6%
    1,051,875               Alliance HealthCare Services, Inc., First Lien Initial Term
                            Loan, 6.286% (LIBOR + 450 bps), 10/24/23                                     $    930,909
    3,653,980               Regionalcare Hospital Partners Holdings, Inc., First
                            Lien Term B Loan, 6.304% (LIBOR +
                            450 bps), 11/16/25                                                              3,652,266
                                                                                                         ------------
                            Total Healthcare, Education & Childcare                                      $  4,583,175
---------------------------------------------------------------------------------------------------------------------
                            Machinery -- 0.5%
    3,822,942               Shape Technologies Group, Inc., Initial Term Loan, 4.934%
                            (LIBOR + 300 bps), 4/21/25                                                   $  3,497,992
                                                                                                         ------------
                            Total Machinery                                                              $  3,497,992
---------------------------------------------------------------------------------------------------------------------
                            Media -- 0.3%
    2,050,000               Diamond Sports Group LLC, Term Loan, 5.08% (LIBOR +
                            325 bps), 8/24/26                                                            $  2,061,531
                                                                                                         ------------
                            Total Media                                                                  $  2,061,531
---------------------------------------------------------------------------------------------------------------------
                            Metals & Mining -- 0.3%
    2,419,375               Aleris International, Inc., Initial Term Loan, 6.536% (LIBOR
                            + 475 bps), 2/27/23                                                          $  2,425,423
                                                                                                         ------------
                            Total Metals & Mining                                                        $  2,425,423
---------------------------------------------------------------------------------------------------------------------
                            Oil & Gas -- 0.1%
    1,283,150               Encino Acquisition Partners Holdings LLC, Second Lien
                            Initial Term Loan, 8.536% (LIBOR +
                            675 bps), 10/29/25                                                           $    866,126
                                                                                                         ------------
                            Total Oil & Gas                                                              $    866,126
---------------------------------------------------------------------------------------------------------------------
                            Personal, Food & Miscellaneous Services -- 0.4%
    3,864,467               Revlon Consumer Products Corp., Initial Term Loan B, 5.624%
                            (LIBOR + 350 bps), 9/7/23                                                    $  3,051,723
                                                                                                         ------------
                            Total Personal, Food & Miscellaneous Services                                $  3,051,723
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 33

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            Telecommunications -- 1.2%
    3,725,000               Commscope, Inc., Initial Term Loan, 5.036% (LIBOR +
                            325 bps), 4/6/26                                                             $  3,670,287
    5,000,000               Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                            4.036% (LIBOR + 225 bps), 2/22/24                                               5,010,625
                                                                                                         ------------
                            Total Telecommunications                                                     $  8,680,912
---------------------------------------------------------------------------------------------------------------------
                            Utilities -- 0.1%
      647,800               Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                            Initial Term Loan, 3.786% (LIBOR +
                            200 bps), 8/4/23                                                             $    650,670
                                                                                                         ------------
                            Total Utilities                                                              $    650,670
---------------------------------------------------------------------------------------------------------------------
                            TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                            (Cost $31,805,851)                                                           $ 30,691,586
---------------------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                            3.8% of Net Assets
   23,000,000(i)            U.S. Treasury Bill, 11/12/19                                                 $ 22,989,311
    6,000,000(i)            U.S. Treasury Bills, 11/19/19                                                   5,995,423
---------------------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $28,982,743)                                                           $ 28,984,734
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------------------
                            RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                            Health Care Providers & Services -- 0.0%+
        2,136^(a)(j)        Option Care Health, Inc.                                                     $      2,478
        2,136^(a)(k)        Option Care Health, Inc.                                                            2,008
                                                                                                         ------------
                            Total Health Care Providers & Services                                       $      4,486
---------------------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable Fuels -- 0.0%+
        7,402^(a)(l)        Amplify Energy Corp.                                                         $         --
    4,728,525(m)            ANR, Inc.                                                                          52,014
          921(a)(n)         Contura Energy, Inc.                                                                4,614
                                                                                                         ------------
                            Total Oil, Gas & Consumable Fuels                                            $     56,628
---------------------------------------------------------------------------------------------------------------------
                            Transportation -- 0.0%+
       17,624+(a)(o)        Syncreon Group                                                               $         --
                                                                                                         ------------
                            Total Transportation                                                         $         --
---------------------------------------------------------------------------------------------------------------------
                            TOTAL RIGHTS/WARRANTS
                            (Cost $598,120)                                                              $     61,114
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                            TEMPORARY CASH INVESTMENTS -- 0.8%
                            of Net Assets
                            REPURCHASE AGREEMENTS -- 0.8%
    3,950,000               $3,950,000 ScotiaBank, 1.73%, dated 10/31/19
                            plus accrued interest on 11/1/19
                            collateralized by the following:
                            $10 U.S. Treasury Notes, 2.4%, 2/29/24
                            $4,029,244 Federal Home Loan Mortgage Corp.,
                            4.8%, 7/1/33.                                                                $  3,950,000
    1,000,000               $1,000,000 TD Securities USA LLC, 1.75%, dated 10/31/19
                            plus accrued interest on 11/1/19 collateralized by
                            $1,020,001 Federal National Mortgage
                            Association, 3.5%, 5/1/49.                                                      1,000,000
    1,000,000               $1,000,000 TD Securities USA LLC, 1.73%, dated 10/31/19
                            plus accrued interest on 11/1/19 collateralized by
                            $1,020,026 U.S. Treasury Notes, 0.6 - 2.4%,
                            7/15/21 - 1/15/27.                                                              1,000,000
                                                                                                         ------------
                                                                                                         $  5,950,000
---------------------------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $5,950,000)                                                            $  5,950,000
---------------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.3%
                            (Cost $727,590,426)                                                          $732,779,322
---------------------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- 2.7%                                         $ 19,959,303
---------------------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                                         $752,738,625
=====================================================================================================================

bps        Basis Points.

LIBOR      London Interbank Offered Rate.

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2019, the value of these securities amounted to $412,697,646, or 54.8% of net assets.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)        Non-income producing security.

(b)        Security is perpetual in nature and has no stated maturity date.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 35

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at October 31, 2019.

(d) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(e)        Securities are restricted as to resale.

(f) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2019.

(g)        Issued as participation notes.

(h)        Issued as preference shares.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)        Option Care Health, Inc. warrants are exercisable into 2,136 shares.

(k)        Option Care Health, Inc. warrants are exercisable into 2,136 shares.

(l)        Amplify Energy Corp. warrants are exercisable into 7,402 shares.

(m)        ANR, Inc. warrants are exercisable into 4,728,525 shares.

(n)        Contura Energy, Inc. warrants are exercisable into 921 shares.

(o)        Syncreon Group warrants are exercisable into 17,624 shares.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

--------------------------------------------------------------------------------------------------------
              In                                                                         Unrealized
Currency      Exchange      Currency                                      Settlement     Appreciation
Purchased     for           Sold         Deliver         Counterparty     Date           (Depreciation)
--------------------------------------------------------------------------------------------------------
USD           1,353,404     EUR          (1,237,774)     HSBC             11/27/19       $(28,108)
--------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS                                        $(28,108)
========================================================================================================

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------------
                  Obligation                         Annual                    Premiums       Unrealized
Notional          Reference/          Pay/           Fixed      Expiration     Paid/          Appreciation       Market
Amount ($)(1)     Index               Receive(2)     Rate       Date           (Received)     (Depreciation)     Value
----------------------------------------------------------------------------------------------------------------------------
8,237,942         Markit CDX          Receive        5.00%      12/20/19       $368,299       $(297,421)         $   70,878
                  North America
                  High Yield
                  Index Series 23
6,009,600         Markit CDX          Pay            5.00%      12/20/23        (28,378)        524,466             496,088
                  North America
                  High Yield
                  Index Series 31
7,533,900         Markit CDX          Receive        5.00%      6/20/24         381,148         228,037             609,185
                  North America
                  High Yield
                  Index Series 32
----------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                              $721,069       $ 455,082          $1,176,151
============================================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/19

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
                              Obligation                Annual
Notional                      Reference/    Pay/        Fixed   Expiration  Premiums    Unrealized      Market
Amount ($)(1)  Counterparty   Index         Receive(2)  Rate    Date        (Received)  (Depreciation)  Value
------------------------------------------------------------------------------------------------------------------
 690,000       Goldman Sachs  Chesapeake    Receive     5.00%   6/20/22     $ (77,625)  $(27,017)       $(104,642)
               International  Energy Corp.
 415,000       Goldman Sachs  Chesapeake    Receive     5.00%   6/20/22       (50,838)   (12,099)         (62,937)
               International  Energy Corp.
 655,000       Goldman Sachs  Chesapeake    Receive     5.00%   6/20/22       (80,238)   (19,097)         (99,335)
               International  Energy Corp.
------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS --
SELL PROTECTION                                                             $(208,701)  $(58,213)       $(266,914)
------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                        $ 512,369   $396,868        $ 909,237
==================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receive quarterly

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2019, aggregated $427,147,277 and $533,871,928, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2019, the Fund engaged in purchases of $5,045,069 and sales of $1,176,723 pursuant to these procedures, which resulted in a net realized gain/(loss) of $154,513.

At October 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $729,697,324 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                                 $ 28,680,468
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                  (24,717,341)
                                                                                     ------------
         Net unrealized appreciation                                                 $  3,963,127
                                                                                     ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 37

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------------
                                         Level 1        Level 2           Level 3          Total
--------------------------------------------------------------------------------------------------------
Common Stocks
 Oil, Gas & Consumable Fuels             $      167     $         --      $ 1,045,059      $  1,045,226
 Transportation Infrastructure                   --          159,643               --           159,643
 All Other Common Stock                     909,946               --               --           909,946
Convertible Preferred Stock               2,356,330               --               --         2,356,330
Asset Backed Security                            --          782,049               --           782,049
Collateralized Mortgage
 Obligations                                     --        3,535,996               --         3,535,996
Convertible Corporate Bonds                      --       29,705,191               --        29,705,191
Corporate Bonds                                  --      603,979,380               --       603,979,380
Insurance-Linked Securities
 Catastrophe Linked Bonds
   Pandemic - Worldwide                          --          240,000               --           240,000
 Collateralized Reinsurance
   Multiperil - U.S.                             --               --          399,273           399,273
   Multiperil - Worldwide                        --               --        3,457,888         3,457,888
   Windstorm - Florida                           --               --          607,403           607,403
   Windstorm - U.S. Regional                     --               --          368,282           368,282
 Reinsurance Sidecars
   Multiperil - U.S.                             --               --        1,750,875         1,750,875
   Multiperil - Worldwide                        --               --        8,973,463         8,973,463
 All Other Insurance-Linked
   Securities                                    --        8,820,943               --         8,820,943
Senior Secured Floating Rate
   Loan Interests                                --       30,691,586               --        30,691,586
U.S. Government and Agency
 Obligations                                     --       28,984,734               --        28,984,734
Rights/Warrants
 Health Care Providers &
   Services                                      --               --            4,486             4,486
 Oil, Gas & Consumable
   Fuels                                      4,614           52,014               --            56,628
 Transportation                                  --               --               --*               --*
Repurchase Agreements                            --        5,950,000               --         5,950,000
--------------------------------------------------------------------------------------------------------
Total Investments in Securities          $3,271,057     $712,901,536      $16,606,729      $732,779,322
========================================================================================================
Other Financial Instruments
 Net unrealized depreciation
   on forward foreign currency
   exchange contracts                    $       --     $    (28,108)     $        --      $    (28,108)
 Swap contracts, at value                        --          909,237               --           909,237
--------------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                   $       --     $    881,129      $        --      $    881,129
========================================================================================================

*     Security valued at $0.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------------------------
                                                      Convertible    Insurance-
                                       Common         Preferred      Linked           Rights/
                                       Stocks         Stocks         Securities       Warrants    Total
---------------------------------------------------------------------------------------------------------------
Balance as of 10/31/18                 $1,497,919     $  67,898      $ 21,319,302     $2,713      $ 22,887,832
Realized gain (loss)1                          --        68,867          (151,249)        --           (82,382)
Change in unrealized
 appreciation (depreciation)2            (452,860)        6,302          (828,170)     1,773        (1,272,955)
Accrued discounts/premiums                     --            --             1,047         --             1,047
Purchases                                      --            --        10,557,717         --        10,557,717
Sales                                          --      (143,067)      (15,341,463)        --       (15,484,530)
Transfers in to Level 3*                       --            --                --         --                --
Transfers out of Level 3*                      --            --                --         --                --
---------------------------------------------------------------------------------------------------------------
Balance as of 10/31/19                 $1,045,059     $      --      $ 15,557,184     $4,486      $ 16,606,729
===============================================================================================================

1     Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. During the year ended October 31, 2019 there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at October 31, 2019:                                        $(1,132,645)
                                                                                              -----------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 39

Statement of Assets and Liabilities | 10/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $727,590,426)                        $732,779,322
  Cash                                                                                        6,524,482
  Swaps collateral                                                                            1,042,180
  Swap contracts, at value (net premiums paid $512,369)                                         909,237
  Receivables --
     Investment securities sold                                                               7,308,525
     Fund shares sold                                                                           559,601
     Interest                                                                                 9,902,795
  Due from the Adviser                                                                            4,919
  Other assets                                                                                   40,344
--------------------------------------------------------------------------------------------------------
        Total assets                                                                       $759,071,405
========================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                       $  3,099,578
     Fund shares repurchased                                                                  1,290,303
     Distributions                                                                              231,306
     Trustees' fees                                                                               2,832
     Transfer agent fees                                                                        233,767
  Due to broker for swaps                                                                     1,181,635
  Variation margin for centrally cleared swap contracts                                          29,784
  Net unrealized depreciation on forward foreign currency exchange contracts                     28,108
  Due to affiliates                                                                              97,116
  Accrued expenses                                                                              138,351
--------------------------------------------------------------------------------------------------------
        Total liabilities                                                                  $  6,332,780
========================================================================================================
NET ASSETS:
  Paid-in capital                                                                          $775,725,677
  Distributable earnings (loss)                                                             (22,987,052)
--------------------------------------------------------------------------------------------------------
        Net assets                                                                         $752,738,625
========================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $512,624,321/53,529,212 shares)                                        $       9.58
  Class C (based on $24,165,705/2,469,480 shares)                                          $       9.79
  Class R (based on $15,331,979/1,414,592 shares)                                          $      10.84
  Class Y (based on $200,616,620/20,924,130 shares)                                        $       9.59
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $9.58 net asset value per share/100%-4.50%
     maximum sales charge)                                                                 $      10.03
========================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/19

Statement of Operations

For the Year Ended 10/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $45,152,652
  Dividends from unaffiliated issuers                                   1,692,710
----------------------------------------------------------------------------------------------------
     Total investment income                                                            $46,845,362
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 5,200,123
  Administrative expense                                                  291,342
  Transfer agent fees
     Class A                                                              696,506
     Class C                                                               42,937
     Class R                                                               53,358
     Class Y                                                              174,124
  Distribution fees
     Class A                                                            1,288,631
     Class C                                                              301,838
     Class R                                                               84,414
  Shareowner communications expense                                       118,694
  Custodian fees                                                           31,961
  Registration fees                                                        80,587
  Professional fees                                                       113,465
  Printing expense                                                         89,625
  Pricing fees                                                             26,620
  Trustees' fees                                                           32,165
  Insurance expense                                                        11,282
  Miscellaneous                                                            85,733
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 8,723,405
     Less fees waived and expenses reimbursed
       by the Adviser                                                                        (4,919)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $ 8,718,486
----------------------------------------------------------------------------------------------------
       Net investment income                                                            $38,126,876
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $   159,531
     Forward foreign currency exchange contracts                           11,240
     Futures contracts                                                     25,994
     Swap contracts                                                       311,070
     Other assets and liabilities denominated in
       foreign currencies                                                (158,709)      $   349,126
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $19,337,925
     Forward foreign currency exchange contracts                          (28,108)
     Futures contracts                                                 (1,212,960)
     Swap contracts                                                        95,852
     Other assets and liabilities denominated in
       foreign currencies                                                 165,369       $18,358,078
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                $18,707,204
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $56,834,080
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 41

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------
                                                                        Year Ended         Year Ended
                                                                        10/31/19           10/31/18
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                            $  38,126,876      $  42,833,630
Net realized gain (loss) on investments                                       349,126          5,208,323
Change in net unrealized appreciation (depreciation)
  on investments                                                           18,358,078        (46,044,207)
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations               $  56,834,080      $   1,997,746
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.50 and $0.45 per share, respectively)                  $ (27,353,521)     $ (23,425,099)
     Class C ($0.43 and $0.39 per share, respectively)                     (1,370,527)        (6,083,826)
     Class R ($0.52 and $0.47 per share, respectively)                       (826,025)          (872,213)
     Class Y ($0.53 and $0.48 per share, respectively)                    (11,125,229)       (11,004,625)
---------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                               $ (40,675,302)     $ (41,385,763)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                       $  90,623,149      $ 211,098,816
Reinvestment of distributions                                              36,323,782         36,782,944
Cost of shares repurchased                                               (189,767,932)      (381,046,794)
---------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
       share transactions                                               $ (62,821,001)     $(133,165,034)
---------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                         $ (46,662,223)     $(172,553,051)
NET ASSETS:
Beginning of year                                                       $ 799,400,848      $ 971,953,899
---------------------------------------------------------------------------------------------------------
End of year                                                             $ 752,738,625      $ 799,400,848
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/19

----------------------------------------------------------------------------------------------------
                                 Year Ended       Year Ended         Year Ended       Year Ended
                                 10/31/19         10/31/19           10/31/18         10/31/18
                                 Shares           Amount             Shares           Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                        4,849,062      $  45,650,507       16,425,475      $ 157,412,106
Reinvestment of
  distributions                    2,599,500         24,355,870        2,124,353         20,405,552
Less shares repurchased          (11,324,747)      (106,274,058)     (14,737,775)      (141,604,735)
----------------------------------------------------------------------------------------------------
     Net increase/
       (decrease)                 (3,876,185)     $ (36,267,681)       3,812,053      $  36,212,923
====================================================================================================
Class C
Shares sold                          233,303      $   2,227,808          413,159      $   4,059,361
Reinvestment of
  distributions                      130,448          1,245,101          589,122          5,794,772
Less shares repurchased           (1,819,086)       (17,422,957)     (16,322,682)      (159,702,784)
----------------------------------------------------------------------------------------------------
     Net decrease                 (1,455,335)     $ (13,950,048)     (15,320,401)     $(149,848,651)
====================================================================================================
Class R
Shares sold                          454,405      $   4,836,541          324,678      $   3,539,805
Reinvestment of
  distributions                       72,509            769,145           72,776            791,978
Less shares repurchased             (846,914)        (9,036,019)        (859,962)        (9,409,948)
----------------------------------------------------------------------------------------------------
     Net decrease                   (320,000)     $  (3,430,333)        (462,508)     $  (5,078,165)
====================================================================================================
Class Y
Shares sold                        4,029,145      $  37,908,293        4,773,706      $  46,087,544
Reinvestment of
  distributions                    1,061,104          9,953,666        1,017,895          9,790,642
Less shares repurchased           (6,083,115)       (57,034,898)      (7,309,538)       (70,329,327)
----------------------------------------------------------------------------------------------------
     Net decrease                   (992,866)     $  (9,172,939)      (1,517,937)     $ (14,451,141)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 43

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year        Year           Year        Year
                                                                      Ended       Ended       Ended          Ended       Ended
                                                                      10/31/19    10/31/18    10/31/17       10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $   9.37    $   9.80    $   9.43       $   9.33    $  10.54
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $   0.47    $   0.47    $   0.46       $   0.46    $   0.44
  Net realized and unrealized gain (loss) on investments                  0.24       (0.45)       0.38           0.19       (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.71    $   0.02    $   0.84       $   0.65    $  (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.50)   $  (0.45)   $  (0.47)      $  (0.48)   $  (0.45)
  Net realized gain                                                         --          --          --          (0.07)      (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.50)   $  (0.45)   $  (0.47)      $  (0.55)   $  (0.92)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.21    $  (0.43)   $   0.37       $   0.10    $  (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   9.58    $   9.37    $   9.80       $   9.43    $   9.33
====================================================================================================================================
Total return (b)                                                          7.82%       0.21%       9.05%(c)       7.29%      (2.97)%
Ratio of net expenses to average net assets                               1.19%       1.14%       1.15%          1.17%       1.17%
Ratio of net investment income (loss) to average net assets               4.97%       4.87%       4.80%          5.09%       4.51%
Portfolio turnover rate                                                     59%         45%         39%            41%         32%
Net assets, end of period (in thousands)                              $512,624    $537,907    $525,164       $580,260    $651,646
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    1.19%       1.14%       1.15%          1.17%       1.17%
  Net investment income (loss) to average net assets                      4.97%       4.87%       4.80%          5.09%       4.51%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.94%.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year        Year           Year        Year
                                                                       Ended      Ended       Ended          Ended       Ended
                                                                       10/31/19   10/31/18    10/31/17       10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $  9.57    $ 10.01     $   9.63       $   9.52    $  10.74
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                     $  0.40    $  0.40     $   0.41       $   0.41    $   0.38
  Net realized and unrealized gain (loss) on investments                  0.25      (0.45)        0.38           0.19       (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.65    $ (0.05)    $   0.79       $   0.60    $  (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $ (0.43)   $ (0.39)    $  (0.41)      $  (0.42)   $  (0.38)
  Net realized gain                                                         --         --           --          (0.07)      (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (0.43)   $ (0.39)    $  (0.41)      $  (0.49)   $  (0.85)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  0.22    $ (0.44)    $   0.38       $   0.11    $  (1.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.79    $  9.57     $  10.01       $   9.63    $   9.52
====================================================================================================================================
Total return (b)                                                          6.98%     (0.52)%       8.29%(c)       6.60%      (3.64)%
Ratio of net expenses to average net assets                               1.94%      1.86%        1.86%          1.88%       1.89%
Ratio of net investment income (loss) to average net assets               4.21%      4.10%        4.11%          4.40%       3.79%
Portfolio turnover rate                                                     59%        45%          39%            41%         32%
Net assets, end of period (in thousands)                               $24,166    $37,546     $192,558       $259,910    $310,805
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.18%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year        Year          Year          Year
                                                                       Ended      Ended       Ended         Ended         Ended
                                                                       10/31/19   10/31/18    10/31/17      10/31/16*     10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                   $ 10.61    $ 11.09     $ 10.68       $ 10.53       $ 11.84
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                     $  0.48    $  0.49     $  0.48       $  0.49       $  0.46
  Net realized and unrealized gain (loss) on investments                  0.27      (0.50)       0.41          0.22         (0.83)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.75    $ (0.01)    $  0.89       $  0.71       $ (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $ (0.52)   $ (0.47)    $ (0.48)      $ (0.49)      $ (0.47)
  Net realized gain                                                         --         --          --         (0.07)        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (0.52)   $ (0.47)    $ (0.48)      $ (0.56)      $ (0.94)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  0.23    $ (0.48)    $  0.41       $  0.15       $ (1.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 10.84    $ 10.61     $ 11.09       $ 10.68       $ 10.53
====================================================================================================================================
Total return (b)                                                          7.28%     (0.14)%      8.50%(c)      7.11%(d)     (3.36)%
Ratio of net expenses to average net assets                               1.63%      1.50%       1.56%         1.49%         1.51%
Ratio of net investment income (loss) to average net assets               4.51%      4.48%       4.39%         4.76%         4.16%
Portfolio turnover rate                                                     59%        45%         39%           41%           32%
Net assets, end of period (in thousands)                               $15,332    $18,405     $24,366       $29,721       $36,931
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.41%.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year        Year           Year        Year
                                                                      Ended       Ended       Ended          Ended       Ended
                                                                      10/31/19    10/31/18    10/31/17       10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $   9.38    $   9.81    $   9.44       $   9.34    $  10.55
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $   0.50    $   0.50    $   0.49       $   0.49    $   0.47
  Net realized and unrealized gain (loss) on investments                  0.24       (0.45)       0.37           0.18       (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.74    $   0.05    $   0.86       $   0.67    $  (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.53)   $  (0.48)   $  (0.49)      $  (0.50)   $  (0.48)
  Net realized gain                                                         --          --          --          (0.07)      (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.53)   $  (0.48)   $  (0.49)      $  (0.57)   $  (0.95)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.21    $  (0.43)   $   0.37       $   0.10    $  (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   9.59    $   9.38    $   9.81       $   9.44    $   9.34
====================================================================================================================================
Total return (b)                                                          8.12%       0.51%       9.34%(c)       7.62%      (2.69)%
Ratio of net expenses to average net assets                               0.88%       0.85%       0.87%          0.87%       0.88%
Ratio of net investment income (loss) to average net assets               5.27%       5.15%       5.08%          5.39%       4.77%
Portfolio turnover rate                                                     59%         45%         39%            41%         32%
Net assets, end of period (in thousands)                              $200,617    $205,543    $229,866       $230,343    $264,761
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 9.23%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 47

Notes to Financial Statements | 10/31/19

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of October 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

48 Pioneer High Yield Fund | Annual Report | 10/31/19 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 49

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

50 Pioneer High Yield Fund | Annual Report | 10/31/19

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2019, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.14% of net assets. The value of these fair valued securities was $1,049,545.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 51

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At October 31, 2019, the Fund reclassified $14,839 to increase distributable earnings and $14,839 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At October 31, 2019, the Fund was permitted to carry forward indefinitely $7,808,404 of short-term losses and $20,301,967 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

52 Pioneer High Yield Fund | Annual Report | 10/31/19

      The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                       2019               2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                            $40,675,302        $41,385,763
      --------------------------------------------------------------------------
          Total                                  $40,675,302        $41,385,763
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at October 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  1,391,326
      Capital loss carryforward                                     (28,110,371)
      Dividend payable                                                 (231,306)
      Net unrealized appreciation                                     3,963,299
      --------------------------------------------------------------------------
          Total                                                    $(22,987,052)
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency exchange contracts and swaps, adjustments relating to catastrophe bonds and swaps.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $15,316 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                           Pioneer High Yield Fund | Annual Report | 10/31/19 53

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems

54 Pioneer High Yield Fund | Annual Report | 10/31/19 put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known

                           Pioneer High Yield Fund | Annual Report | 10/31/19 55 as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of October 31, 2019, are disclosed in the Fund's Schedule of Investments.

J.    Forward Foreign Currency Exchange Contracts

      The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the

56 Pioneer High Yield Fund | Annual Report | 10/31/19 applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

      At October 31, 2019, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2019, was $(210,502). Open forward foreign currency exchange contracts outstanding at October 31, 2019, are listed in the Schedule of Investments.

K.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 57

      The average market value of futures contracts open during the year ended October 31, 2019, was $(9,081,440). There were no open futures contracts at October 31, 2019.

L.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection

58 Pioneer High Yield Fund | Annual Report | 10/31/19 buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended October 31, 2019, was $921,732. Open credit default swap contracts at October 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.68% of the Fund's average daily net assets.

Effective October 1, 2019, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.10% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These

                           Pioneer High Yield Fund | Annual Report | 10/31/19 59
expense limitations are in effect through March 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2019 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,396 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 96,554
Class C                                                                   5,894
Class R                                                                   5,387
Class Y                                                                  10,859
--------------------------------------------------------------------------------
 Total                                                                 $118,694
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the

60 Pioneer High Yield Fund | Annual Report | 10/31/19

Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $56,720 in distribution fees payable to the Distributor at October 31, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2019, CDSCs in the amount of $1,258 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus a credit spread. The Funds also pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2019, the Fund had no borrowings under the credit facility.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 61

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

62 Pioneer High Yield Fund | Annual Report | 10/31/19

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2019.

---------------------------------------------------------------------------------------------------
                   Derivative
                   Assets
                   Subject to        Derivatives    Non-Cash        Cash            Net Amount
                   Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty       Agreement         for Offset     Received (a)    Received (a)    Assets (b)
---------------------------------------------------------------------------------------------------
Goldman Sachs
 International     $ --              $   --         $ --            $ --            $ --
HSBC Bank
 USA, N.A.           --                  --           --              --              --
---------------------------------------------------------------------------------------------------
 Total             $ --              $   --         $ --            $ --            $ --
===================================================================================================

-----------------------------------------------------------------------------------------------
                   Derivative
                   Liabilities
                   Subject to       Derivatives   Non-Cash      Cash          Net Amount
                   Master Netting   Available     Collateral    Collateral    of Derivative
Counterparty       Agreement        for Offset    Pledged (a)   Pledged (a)   Liabilities (c)
-----------------------------------------------------------------------------------------------
Goldman Sachs
 International     $58,213          $   --        $ --          $ --          $58,213
HSBC Bank
 USA, N.A.          28,108              --          --            --           28,108
-----------------------------------------------------------------------------------------------
 Total             $86,321          $   --        $ --          $ --          $86,321
===============================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 63

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019, was as follows:

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                            Foreign
                                     Interest    Credit     Exchange    Equity   Commodity
                                     Rate Risk   Risk       Rate Risk   Risk     Risk
--------------------------------------------------------------------------------------------
Assets
Swap contracts, at value             $ --        $909,237   $    --     $ --     $ --
--------------------------------------------------------------------------------------------
 Total Value                         $ --        $909,237   $    --     $ --     $ --
============================================================================================
Liabilities
Net unrealized depreciation
 on forward foreign currency
 exchange contracts                  $ --        $     --   $28,108     $ --     $ --
--------------------------------------------------------------------------------------------
 Total Value                         $ --        $     --   $28,108     $ --     $ --
============================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2019 was as follows:

--------------------------------------------------------------------------------------------------
Statement of Operations
                                                            Foreign
                                     Interest    Credit     Exchange    Equity         Commodity
                                     Rate Risk   Risk       Rate Risk   Risk           Risk
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Forward foreign currency
  exchange contracts                 $ --        $     --   $ 11,240    $        --    $ --
 Futures contracts                     --              --         --         25,994      --
 Swap contracts                        --         311,070         --             --      --
--------------------------------------------------------------------------------------------------
 Total Value                         $ --        $311,070   $ 11,240    $    25,994    $ --
==================================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Forward foreign currency
  exchange contracts                 $ --        $     --   $(28,108)   $        --    $ --
 Futures contracts                     --              --         --     (1,212,960)     --
 Swap contracts                        --          95,852         --             --      --
--------------------------------------------------------------------------------------------------
 Total Value                         $ --        $ 95,852   $(28,108)   $(1,212,960)   $ --
==================================================================================================

64 Pioneer High Yield Fund | Annual Report | 10/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer High Yield Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield Fund (the "Fund"), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 65

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 20, 2019

66 Pioneer High Yield Fund | Annual Report | 10/31/19

Additional Information

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 76.89%.


                           Pioneer High Yield Fund | Annual Report | 10/31/19 67

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer High Yield Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

68 Pioneer High Yield Fund | Annual Report | 10/31/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 69

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted the resource commitment necessary to manage a high yield fund that invests more significantly in convertible securities than a traditional high yield fund. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund, effective October 1, 2019.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of

70 Pioneer High Yield Fund | Annual Report | 10/31/19 the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The

                           Pioneer High Yield Fund | Annual Report | 10/31/19 71

Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

72 Pioneer High Yield Fund | Annual Report | 10/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Mr. Bock and Ms. Durnin, serve as Trustees of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as Trustees of 39 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                           Pioneer High Yield Fund | Annual Report | 10/31/19 73

Independent Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006.            Private investor (2004 - 2008 and 2013 -       Director, Broadridge
Chairman of the Board         Serves until a successor       present); Chairman (2008 - 2013) and Chief     Financial Solutions,
and Trustee                   trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,   Inc. (investor
                              retirement or removal.         Inc. (technology products for securities       communications and
                                                             lending industry); and Senior Executive Vice   securities processing
                                                             President, The Bank of New York (financial     provider for financial
                                                             and securities services) (1986 - 2004)         services industry)
                                                                                                            (2009 - present);
                                                                                                            Director, Quadriserv,
                                                                                                            Inc. (2005 - 2013);
                                                                                                            and Commissioner, New
                                                                                                            Jersey State Civil
                                                                                                            Service Commission
                                                                                                            (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Trustee                       Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company,
                              trustee is elected or earlier  (law firm).                                    LLC, (privately-held
                              retirement or removal.                                                        community newspaper
                                                                                                            group) (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)            Trustee since 2005.            Managing Partner, Federal City Capital         Director of New York
Trustee                       Serves until a successor       Advisors (corporate advisory services          Mortgage Trust
                              trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     (publicly-traded
                              retirement or removal.         Interim Chief Executive Officer, Oxford        mortgage REIT)
                                                             Analytica, Inc. (privately held research and   (2004 - 2009, 2012 -
                                                             consulting company) (2010); Executive Vice     present); Director
                                                             President and Chief Financial Officer,         of The Swiss
                                                             I-trax, Inc. (publicly traded health care      Helvetia Fund, Inc.
                                                             services company) (2004 - 2007); and           (closed-end fund)
                                                             Executive Vice President and Chief Financial   (2010 - 2017);
                                                             Officer, Pedestal Inc. (internet-based         Director of Oxford
                                                             mortgage trading company) (2000 - 2002);       Analytica, Inc.
                                                             Private Consultant (1995 - 1997); Managing     (2008 - 2015); and
                                                             Director, Lehman Brothers (1992 - 1995); and   Director of
                                                             Executive, The World Bank (1979 - 1992)        Enterprise Community
                                                                                                            Investment, Inc.
                                                                                                            (privately-held
                                                                                                            affordable housing
                                                                                                            finance company)
                                                                                                            (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer High Yield Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019.            Managing Director - Head of Product Strategy   None
Trustee                       Serves until a successor       and Development, BNY Mellon Investment
                              trustee is elected or earlier  Management (2012-2018); Vice Chairman - The
                              retirement or removal.         Dreyfus Corporation (2005 - 2018): Executive
                                                             Vice President Head of Product, BNY Mellon
                                                             Investment Management (2007-2012); Executive
                                                             Director- Product Strategy, Mellon Asset
                                                             Management (2005-2007); Executive Vice
                                                             President Head of Products, Marketing and
                                                             Client Service, Dreyfus Corporation
                                                             (2000-2005); and Senior Vice President
                                                             Strategic Product and Business Development,
                                                             Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008.            William Joseph Maier Professor of Political    Trustee, Mellon
Trustee                       Serves until a successor       Economy, Harvard University (1972 - present)   Institutional Funds
                              trustee is elected or earlier                                                 Investment Trust and
                              retirement or removal.                                                        Mellon Institutional
                                                                                                            Funds Master Portfolio
                                                                                                            (oversaw 17 portfolios
                                                                                                            in fund complex)
                                                                                                            (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)     Trustee since 1998.            Founding Director, Vice-President and          None
Trustee                       Serves until a successor       Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                              retirement or removal.         Desautels Faculty of Management, McGill
                                                             University (1999 - 2017); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                       (Advisory Trustee from         (healthcare workers union pension funds)
                              2014 - 2017). Serves until a   (2001 - present); Vice President -
                              successor trustee is elected   International Investments Group, American
                              or earlier retirement          International Group, Inc. (insurance
                              or removal.                    company) (1993 - 2001); Vice President -
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/19 75

Independent Trustees (continued)

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1998.            President and Chief Executive Officer,         Director of New
Trustee                       Serves until a successor       Metric Financial Inc. (formerly known as       America High Income
                              trustee is elected or earlier  Newbury Piret Company) (investment banking     Fund, Inc. (closed-end
                              retirement or removal.         firm) (1981 - present)                         investment company)
                                                                                                            (2004 - present); and
                                                                                                            Member, Board of
                                                                                                            Governors, Investment
                                                                                                            Company Institute
                                                                                                            (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014.            Consultant (investment company services)       None
Trustee                       Serves until a successor       (2012 - present); Executive Vice President,
                              trustee is elected or earlier  BNY Mellon (financial and investment company
                              retirement or removal.         services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); Director, Mellon
                                                             Overseas Investment Corp. (financial
                                                             services) (2009 - 2012); Director, Financial
                                                             Models (technology) (2005-2007); Director,
                                                             BNY Hamilton Funds, Ireland (offshore
                                                             investment companies) (2004-2007);
                                                             Chairman/Director, AIB/BNY Securities
                                                             Services, Ltd., Ireland (financial services)
                                                             (1999-2006); and Chairman, BNY Alternative
                                                             Investment Services, Inc. (financial
                                                             services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer High Yield Fund | Annual Report | 10/31/19

Interested Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and        Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer       trustee is elected or earlier  September 2014); Director, CEO and President
                              retirement or removal          of Amundi Pioneer Asset Management, Inc.
                                                             (since September 2014); Director, CEO and
                                                             President of Amundi Pioneer Distributor,
                                                             Inc. (since September 2014); Director, CEO
                                                             and President of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             September 2014); Chair, Amundi Pioneer Asset
                                                             Management USA, Inc., Amundi Pioneer
                                                             Distributor, Inc. and Amundi Pioneer
                                                             Institutional Asset Management, Inc.
                                                             (September 2014 - 2018); Managing Director,
                                                             Morgan Stanley Investment Management (2010 -
                                                             2013); Director of Institutional Business,
                                                             CEO of International, Eaton Vance Management
                                                             (2005 - 2010); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014.            Director and Executive Vice President (since   None
Trustee                       Serves until a successor       2008) and Chief Investment Officer, U.S.
                              trustee is elected or earlier  (since 2010) of Amundi Pioneer Asset
                              retirement or removal          Management USA, Inc.; Director and Executive
                                                             Vice President and Chief Investment Officer,
                                                             U.S. of Amundi Pioneer (since 2008);
                                                             Executive Vice President and Chief
                                                             Investment Officer, U.S. of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             2009); Portfolio Manager of Amundi Pioneer
                                                             (since 1999); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.




                           Pioneer High Yield Fund | Annual Report | 10/31/19 77

Fund Officers

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)    Since 2010. Serves at the      Vice President and Associate General Counsel   None
Secretary and Chief           discretion of the Board        of Amundi Pioneer since January 2008;
Legal Officer                                                Secretary and Chief Legal Officer of all of
                                                             the Pioneer Funds since June 2010; Assistant
                                                             Secretary of all of the Pioneer Funds from
                                                             September 2003 to May 2010; and Vice
                                                             President and Senior Counsel of Amundi
                                                             Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary           discretion of the Board        since December 2006 and Assistant Secretary
                                                             of all the Pioneer Funds since June 2010;
                                                             Manager - Fund Governance of Amundi Pioneer
                                                             from December 2003 to November 2006; and
                                                             Senior Paralegal of Amundi Pioneer from
                                                             January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)             Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary           discretion of the Board        2013 and Assistant Secretary of all the
                                                             Pioneer Funds since June 2010; and Counsel
                                                             of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)          Since 2008. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and Chief           discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Financial and                                                Funds since March 2008; Deputy Treasurer of
Accounting Officer                                           Amundi Pioneer from March 2004 to February
                                                             2008; and Assistant Treasurer of all of the
                                                             Pioneer Funds from March 2004 to February
                                                             2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 1998. Serves at the      Director - Fund Treasury of Amundi Pioneer;    None
Assistant Treasurer           discretion of the Board        and Assistant Treasurer of all of the
                                                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer           discretion of the Board        Pioneer; and Assistant Treasurer of all of
                                                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer High Yield Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the      Managing Director, Chief Compliance Officer    None
Chief Compliance Officer      discretion of the Board        of Amundi Pioneer Asset Management; Amundi
                                                             Pioneer Institutional Asset Management,
                                                             Inc.; and the Pioneer Funds since September
                                                             2018; and Chief Compliance Officer of Amundi
                                                             Pioneer Distributor, Inc. since January
                                                             2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                    discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                           Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/19 79

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                           Pioneer High Yield Fund | Annual Report | 10/31/19 81

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                           Pioneer High Yield Fund | Annual Report | 10/31/19 83

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84 Pioneer High Yield Fund | Annual Report | 10/31/19

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How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19441-13-1219




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $45,000 payable to Ernst & Young LLP for the year ended
October 31, 2019 and $45,000
for the year ended October 31, 2018.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


The tax fees for the Fund were $10,115
payable to Ernst & Young LLP for the year ended
October 31, 2019 and $10,115
for the year ended October 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Other Fees
There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2019 and 2018, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $10,115 payable to Ernst & Young LLP for the year ended
October 31, 2019 and $10,115 for the year ended October 31, 2018.



(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 27, 2019

* Print the name and title of each signing officer under his or her signature.